UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY
Investment Company Act file number 811-06367
Gabelli Equity Series Funds, Inc.

(Exact name of registrant as specified in charter)
One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)
Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-422-3554
Date of fiscal year end: September 30
Date of reporting period: December 31, 2010
Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.
The Schedule(s) of Investments is attached herewith.
The Gabelli Small Cap Growth Fund
First Quarter Report
December 31, 2010
« « « «
Morningstar® rated The Gabelli Small Cap Growth Fund Class AAA Shares 4 stars overall and 4 stars for the three year period, 5 stars for the five year period and 4 stars for the ten year period ended December 31, 2010 among 563, 563, 484, and 279 Small Blend funds, respectively.
Mario Gabelli, CFA
To Our Shareholders,
     During the quarter ended December 31, 2010, the net asset value (“NAV”) per Class AAA Share of The Gabelli Small Cap Growth Fund (the “Fund”) increased 13.2%, while the Russell 2000 Index rose 16.3%.
     Enclosed is the investment portfolio as of December 31, 2010.
Comparative Results
Average Annual Returns through December 31, 2010 (a)(b) (Unaudited)

								Since
		Six						Inception
	Quarter	Months	1 Year	3 Year	5 Year	10 Year	15 Year	(10/22/91)
Gabelli Small Cap Growth Fund Class AAA	13.18%	29.17%	27.47%	4.51%	7.85%	9.86%	11.29%	13.29%
Russell 2000 Index	16.25	29.38	26.85	2.22	4.47	6.33	7.64	9.43 (f)
Class A	13.22	29.17	27.47	4.51	7.84	9.86	11.29	13.29
With sales charge (c)	6.71	21.74	20.14	2.46	6.57	9.22	10.85	12.94
Class B	12.99	28.65	26.51	3.71	7.03	9.29	10.90	12.98
With contingent deferred sales charge (d)	7.99	23.65	21.51	2.77	6.73	9.29	10.90	12.98
Class C	13.01	28.72	26.52	3.75	7.06	9.30	10.90	12.99
With contingent deferred sales charge (e)	12.01	27.72	25.52	3.75	7.06	9.30	10.90	12.99
Class I	13.29	29.36	27.81	4.78	8.01	9.95	11.34	13.34
In the current prospectus, the expense ratios for Class AAA, A, B, C and I Shares are 1.48%, 1.48%, 2.23%, 2.23% and 1.23%, respectively. Class AAA and Class I Shares have no sales charge. The maximum sales charge for Class A, B, and C Shares is 5.75%, 5.00%, and 1.00%, respectively.

(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share prices, reinvestment of distributions and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Performance returns for periods of less than one year are not annualized. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about this and other matters and should be read carefully before investing. The Class AAA Shares’ NAVs per share are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares, and Class C Shares on December 31, 2003, and the Class I Shares on January 11, 2008. The actual performance for the Class A Shares, Class B Shares and Class C Shares would have been lower and Class I Shares would have been higher due to the differences in expenses associated with these classes of shares. Investing in small capitalization securities involves special risks because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities. The Russell 2000 Index is an unmanaged indicator of stock market performance. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	The Fund’s fiscal year ends September 30.

(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(d)	Assuming payment of the maximum contingent deferred sales charge (CDSC). The maximum CDSC for Class B Shares is 5% and is reduced to 0% after six years.

(e)	Assuming payment of the maximum CDSC. A CDSC of 1% is imposed on redemptions made within one year of purchase.

(f)	Russell 2000 Index since inception performance is as of October 31, 1991.

The Gabelli Small Cap Growth Fund
Schedule of Investments — December 31, 2010 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS — 86.0%
	Aerospace — 0.3%
25,000	Embraer SA, ADR	$735,000
285,002	Herley Industries Inc.†	4,936,235

		5,671,235

	Agriculture — 0.0%
12,000	Cadiz Inc.†	149,280
3,500	The Mosaic Co.	267,260

		416,540

	Automotive — 0.4%
87,000	Navistar International Corp.†	5,038,170
10,000	PACCAR Inc.	574,200
100,000	Penske Automotive Group Inc.†	1,742,000
30,000	Winnebago Industries Inc.†	456,000

		7,810,370

	Automotive: Parts and Accessories — 5.7%
155,000	BorgWarner Inc.†	11,215,800
74,022	China Automotive Systems Inc.†	1,006,699
926,015	Dana Holding Corp.†	15,936,718
400,000	Federal-Mogul Corp.†	8,260,000
360,000	Midas Inc.†	2,919,600
475,000	Modine Manufacturing Co.†	7,362,500
22,500	Monro Muffler Brake Inc.	778,275
513,000	O’Reilly Automotive Inc.†	30,995,460
33,000	Puradyn Filter Technologies Inc.†	7,920
175,000	SORL Auto Parts Inc.†	1,492,750
80,375	Spartan Motors Inc.	489,484
360,000	Standard Motor Products Inc.	4,932,000
195,000	Strattec Security Corp. (a)	6,499,350
255,000	Superior Industries International Inc.	5,411,100
520,500	Tenneco Inc.†	21,423,780
320,000	The Pep Boys — Manny, Moe & Jack	4,297,600
27,000	Thor Industries Inc.	916,920
50,000	Wonder Auto Technology Inc.†	377,000

		124,322,956

	Aviation: Parts and Services — 3.1%
25,000	AAR Corp.†	686,750
10,000	Astronics Corp.†	210,000
2,500	Astronics Corp., Cl. B†	56,250
12,000	Barnes Group Inc.	248,040
5,224,717	BBA Aviation plc	18,051,090
500,000	Curtiss-Wright Corp.	16,600,000
15,000	Ducommun Inc.	326,700
1,080,042	GenCorp Inc.†	5,583,817
680,800	Kaman Corp.	19,790,856
89,000	Moog Inc., Cl. A†	3,542,200
16,100	Moog Inc., Cl. B†	640,780
65,000	Woodward Governor Co.	2,441,400

		68,177,883

	Broadcasting — 0.6%
365,000	Acme Communications Inc.†	408,800
150,000	Beasley Broadcast Group Inc., Cl. A†	898,500
23,300	Cogeco Inc.	878,525
297,000	Crown Media Holdings Inc., Cl. A†	778,140
2,433	Granite Broadcasting Corp.† (b)	0
326,000	Gray Television Inc.†	609,620
15,000	Gray Television Inc., Cl. A†	26,550
100,000	Liberty Media Corp. — Capital, Cl. A†	6,256,000
548,800	Salem Communications Corp., Cl. A	1,739,696
200,000	Sinclair Broadcast Group Inc., Cl. A	1,636,000
450,000	Sirius XM Radio Inc.†	738,000

		13,969,831

	Building and Construction — 0.7%
33,000	Insituform Technologies Inc., Cl. A†	874,830
332,700	Layne Christensen Co.†	11,451,534
65,000	Texas Industries Inc.	2,975,700

		15,302,064

	Business Services — 4.2%
63,000	AboveNet Inc.	3,682,980
40,000	ACCO Brands Corp.†	340,800
95,033	Arbitron Inc.	3,945,770
110,000	Ascent Media Corp., Cl. A†	4,263,600
417,570	Clear Channel Outdoor Holdings Inc., Cl. A†	5,862,683
420,000	Diebold Inc.	13,461,000
515,000	Edgewater Technology Inc.†	1,210,250
380,000	Furmanite Corp.†	2,625,800
118,000	GP Strategies Corp.†	1,208,320
35,589	GSE Systems Inc.†	128,832
504,000	Intermec Inc.†	6,380,640
40,000	Internap Network Services Corp.†	243,200
22,000	Lamar Advertising Co., Cl. A†	876,480
14,000	Landauer Inc.	839,580
518,900	Live Nation Entertainment Inc.†	5,925,838
182,300	Macquarie Infrastructure Co. LLC†	3,859,291
4,000	MDC Partners Inc., Cl. A	69,080
120,000	Sohgo Security Services Co. Ltd.	1,421,850
158,990	Stamps.com Inc.	2,106,618
300,007	The Brink’s Co.	8,064,188
1,940,000	The Interpublic Group of Companies Inc.†	20,602,800
154,000	Trans-Lux Corp.† (a)	24,640
36,050	TransAct Technologies Inc.†	337,789
60,000	United Rentals Inc.†	1,365,000
115,000	ValueClick Inc.†	1,843,450

		90,690,479

	Cable — 1.6%
230,000	Adelphia Communications Corp., Cl. A† (b)	0
230,000	Adelphia Communications Corp., Cl. A, Escrow† (b)	0
230,000	Adelphia Recovery Trust†	2,300
See accompanying notes to schedule of investments.

The Gabelli Small Cap Growth Fund
Schedule of Investments (Continued) — December 31, 2010 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS (Continued)
	Cable (Continued)
500,000	Cablevision Systems Corp., Cl. A	$16,920,000
10,000	Cogeco Cable Inc.	412,552
235,000	DIRECTV, Cl. A†	9,383,550
50,000	DISH Network Corp., Cl. A†	983,000
40,000	EchoStar Corp., Cl. A†	998,800
9,329	Liberty Global Inc., Cl. A†	330,060
9,329	Liberty Global Inc., Cl. C†	316,160
475,000	LIN TV Corp., Cl. A†	2,517,500
300,000	Mediacom Communications Corp., Cl. A†	2,538,000
36,000	Outdoor Channel Holdings Inc.	258,120

		34,660,042

	Closed-End Business Development Company — 0.1%
110,000	MVC Capital Inc.	1,606,000

	Closed-End Funds — 0.2%
98,000	The Central Europe and Russia Fund Inc.	4,100,320
38,225	The European Equity Fund Inc.	291,275
11,000	The Ibero-America Fund Inc.	71,940
54,738	The New Germany Fund Inc.	859,934

		5,323,469

	Commercial Services — 0.4%
90,000	Garda World Security Corp., Cl A† .	836,367
250,000	Loomis AB, Cl. B	3,754,284
800,000	Swisher Hygiene Inc.†	3,805,692

		8,396,343

	Communications Equipment — 0.8%
160,300	Communications Systems Inc.	2,234,582
80,000	Sycamore Networks Inc.	1,647,200
280,912	Thomas & Betts Corp.†	13,568,050

		17,449,832

	Computer Software and Services — 1.7%
150,000	Activision Blizzard Inc.	1,866,000
400,000	ADPT Corp.†	1,172,000
50,000	AOL Inc.†	1,185,500
124,000	Emulex Corp.†	1,445,840
95,000	FalconStor Software Inc.†	318,250
295,000	Global Sources Ltd.†	2,808,400
6,000	KIT Digital Inc.†	96,240
150,047	McAfee Inc.†	6,948,676
60,000	Mentor Graphics Corp.†	720,000
20,187	MKS Instruments Inc.†	494,379
455,000	NCR Corp.†	6,993,350
105,000	Rockwell Automation Inc.	7,529,550
300,000	Tyler Technologies Inc.†	6,228,000

		37,806,185

	Consumer Products — 2.3%
245,000	1-800-FLOWERS.COM Inc., Cl. A†	659,050
14,750	Adams Golf Inc.†	69,473
300,000	Alberto-Culver Co.	11,112,000
30,000	Brunswick Corp.	562,200
33,500	Chofu Seisakusho Co. Ltd.	765,809
30,000	Church & Dwight Co. Inc.	2,070,600
800,000	Eastman Kodak Co.†	4,288,000
2,000	Harley-Davidson Inc.	69,340
360,000	Marine Products Corp.†	2,397,600
24,000	National Presto Industries Inc.	3,120,240
450,000	Sally Beauty Holdings Inc.†	6,538,500
800,000	Schiff Nutrition International Inc.	7,264,000
4,605	Steven Madden Ltd.†	192,121
230,000	Stewart Enterprises Inc., Cl. A	1,538,700
150,000	Swedish Match AB	4,342,331
87,425	Syratech Corp.†	61
20,000	The Scotts Miracle-Gro Co., Cl. A	1,015,400
22,000	WD-40 Co.	886,160
70,000	Wolverine World Wide Inc.	2,231,600

		49,123,185

	Consumer Services — 1.0%
52,000	Bowlin Travel Centers Inc.†	65,000
2,750	Collectors Universe Inc.	38,253
20,000	IAC/InterActiveCorp.†	574,000
200,000	KAR Auction Services Inc.†	2,760,000
175,000	Martha Stewart Living Omnimedia Inc., Cl. A†	773,500
600,000	Rollins Inc.	11,850,000
115,000	SearchMedia Holdings Ltd.†	354,200
665,000	TiVo Inc.†	5,738,950

		22,153,903

	Diversified Industrial — 7.7%
27,000	Acuity Brands Inc.	1,557,090
45,000	Albany International Corp., Cl. A	1,066,050
195,000	Ampco-Pittsburgh Corp.	5,469,750
6,000	Anixter International Inc.	358,380
365,000	Baldor Electric Co.	23,009,600
260,000	Brush Engineered Materials Inc.†	10,046,400
410,000	Crane Co.	16,838,700
3,000	ESCO Technologies Inc.	113,520
18,000	Foster Wheeler AG†	621,360
14,000	Gardner Denver Inc.	963,480
116,000	Greif Inc., Cl. A	7,180,400
81,900	Greif Inc., Cl. B	4,995,900
1,135,000	Griffon Corp.†	14,459,900
185,000	Jardine Strategic Holdings Ltd.	5,120,800
417,000	Katy Industries Inc.† (a)	500,400
49,000	Lincoln Electric Holdings Inc.	3,198,230
71,000	Lindsay Corp.	4,219,530
606,432	Magnetek Inc.†	818,683
32,000	Matthews International Corp., Cl. A	1,119,360
378,490	Myers Industries Inc.	3,686,493
572,000	National Patent Development Corp.†	915,200
See accompanying notes to schedule of investments.

The Gabelli Small Cap Growth Fund
Schedule of Investments (Continued) — December 31, 2010 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS (Continued)
	Diversified Industrial (Continued)
132,000	Oil-Dri Corp. of America	$2,836,680
120,000	Olin Corp.	2,462,400
260,000	Park-Ohio Holdings Corp.†	5,436,600
88,000	Precision Castparts Corp.	12,250,480
32,000	Roper Industries Inc.	2,445,760
82,000	Sonoco Products Co.	2,760,940
100,000	Standex International Corp.	2,991,000
240,200	Tech/Ops Sevcon Inc.† (a)	1,722,234
114,000	Terex Corp.†	3,538,560
387,000	Textron Inc.	9,148,680
255,124	Tredegar Corp.	4,944,303
148,000	Tyco International Ltd.	6,133,120
345,000	WHX Corp.†	4,478,100

		167,408,083

	Educational Services — 0.5%
60,000	Career Education Corp.†	1,243,800
475,000	Corinthian Colleges Inc.†	2,474,750
300,012	Universal Technical Institute Inc.	6,606,264

		10,324,814

	Electronics — 1.7%
50,000	Badger Meter Inc.	2,211,000
218,000	Bel Fuse Inc., Cl. A (a)	5,560,090
486,708	CTS Corp.	5,382,990
73,000	Cypress Semiconductor Corp.†	1,356,340
10,000	Greatbatch Inc.†	241,500
20,000	IMAX Corp.†	561,000
8,000	International Rectifier Corp.†	237,520
120,000	KEMET Corp.†	1,749,600
110,000	Methode Electronics Inc.	1,426,700
315,000	Park Electrochemical Corp.	9,450,000
39,700	Pulse Electronics Corp.	211,204
180,000	Stoneridge Inc.†	2,842,200
350,000	Trident Microsystems Inc.†	623,000
10,000	Universal Display Corp.†	306,500
300,000	Zoran Corp.†	2,640,000
120,000	Zygo Corp.†	1,467,600

		36,267,244

	Energy and Utilities — 6.1%
20,000	A123 Systems Inc.†	190,800
380,000	Black Hills Corp.	11,400,000
110,000	Callon Petroleum Co.†	651,200
50,000	Central Vermont Public Service Corp.	1,093,000
110,000	CH Energy Group Inc.	5,377,900
36,000	Chesapeake Utilities Corp.	1,494,720
45,000	CMS Energy Corp.	837,000
23,000	Connecticut Water Service Inc.	641,240
8,000	Consolidated Water Co. Ltd.	73,360
155,000	Covanta Holding Corp.	2,664,450
413,400	El Paso Electric Co.†	11,380,902
20,000	Ener1 Inc.†	75,800
30,000	Energy Recovery Inc.†	109,800
22,333	Gamesa Corporacion Tecnologica SA†	170,468
220,000	Great Plains Energy Inc.	4,265,800
70,000	Key Energy Services Inc.†	908,600
45,000	Middlesex Water Co.	825,750
40,000	National Fuel Gas Co.	2,624,800
50,000	NorthWestern Corp.	1,441,500
40,000	Oceaneering International Inc.†	2,945,200
200,000	Otter Tail Corp.	4,508,000
10,000	Patterson-UTI Energy Inc.	215,500
160,000	Pennichuck Corp.	4,377,600
1,200,372	PNM Resources Inc.	15,628,843
132,000	Rowan Companies Inc.†	4,608,120
1,668,000	RPC Inc.	30,224,160
140,000	SJW Corp.	3,705,800
300,000	Southern Union Co.	7,221,000
160,596	Southwest Gas Corp.	5,889,055
45,000	Tesoro Corp.†	834,300
600	The Laclede Group Inc.	21,924
45,000	The York Water Co.	778,050
25,000	Union Drilling Inc.†	182,000
10,000	Vestas Wind Systems A/S†	315,702
70,000	Voyager Oil & Gas Inc.†	378,000
210,000	Westar Energy Inc.	5,283,600

		133,343,944

	Entertainment — 1.4%
100,000	Carmike Cinemas Inc.†	772,000
6,048	Chestnut Hill Ventures† (b)	275,466
35,000	Discovery Communications Inc., Cl. A†	1,459,500
35,000	Discovery Communications Inc., Cl. C†	1,284,150
325,000	Dover Motorsports Inc.†	578,500
242,000	Fisher Communications Inc.†	5,275,600
17,000	International Speedway Corp., Cl. A	444,890
3,500	International Speedway Corp., Cl. B	92,785
270,000	Madison Square Garden Inc., Cl. A†	6,960,600
10,000	Rovi Corp.†	620,100
450,000	Take-Two Interactive Software Inc.†	5,508,000
215,000	Universal Entertainment Corp.†	6,283,964
50,000	World Wrestling Entertainment Inc., Cl. A	712,000

		30,267,555

	Environmental Services — 0.5%
1,500	Renegy Holdings Inc.†	446
400,000	Republic Services Inc.	11,944,000

		11,944,446

	Equipment and Supplies — 8.5%
22,500	A.O. Smith Corp.	856,800
372,000	AMETEK Inc.	14,601,000
5,000	AZZ Inc.	200,050
495,000	Baldwin Technology Co. Inc., Cl. A†	653,400
See accompanying notes to schedule of investments.

The Gabelli Small Cap Growth Fund
Schedule of Investments (Continued) — December 31, 2010 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS (Continued)
	Equipment and Supplies (Continued)
25,000	Belden Inc.	$920,500
55,000	Capstone Turbine Corp.†	52,789
405,000	CIRCOR International Inc.	17,123,400
339,000	CLARCOR Inc.	14,539,710
330,000	Core Molding Technologies Inc.†	1,900,800
168,000	Crown Holdings Inc.†	5,607,840
4,000	Danaher Corp.	188,680
90,000	Donaldson Co. Inc.	5,245,200
222,000	Entegris Inc.†	1,658,340
215,000	Federal Signal Corp.	1,474,900
103,000	Flowserve Corp.	12,279,660
160,000	Franklin Electric Co. Inc.	6,227,200
219,000	Gerber Scientific Inc.†	1,723,530
155,000	Graco Inc.	6,114,750
1,040,000	GrafTech International Ltd.†	20,633,600
100,000	IDEX Corp.	3,912,000
397,500	Interpump Group SpA†	3,025,086
4,200	Itron Inc.†	232,890
4,000	Jarden Corp.	123,480
200,000	L.S. Starrett Co., Cl. A	2,336,000
40,000	Littelfuse Inc.	1,882,400
230,000	Lufkin Industries Inc.	14,349,700
55,000	Maezawa Kyuso Industries Co. Ltd.	677,423
82,000	Met-Pro Corp.	968,420
4,000	Mine Safety Appliances Co.	124,520
30,000	Mueller Industries Inc.	981,000
12,000	Plantronics Inc.	446,640
2,000	Regal-Beloit Corp.	133,520
130,000	Robbins & Myers Inc.	4,651,400
83,000	SL Industries Inc.†	1,448,350
5,000	Teleflex Inc.	269,050
293,000	Tennant Co.	11,254,130
370,000	The Gorman-Rupp Co.	11,958,400
85,000	The Greenbrier Cos. Inc.†	1,784,150
100,000	The Manitowoc Co. Inc.	1,311,000
22,000	The Middleby Corp.†	1,857,240
8,000	Valmont Industries Inc.	709,840
95,000	Vicor Corp.	1,558,000
7,875	Watsco Inc., Cl. B	505,969
153,000	Watts Water Technologies Inc., Cl. A	5,598,270

		184,101,027

	Financial Services — 5.3%
10,408	Alleghany Corp.†	3,188,699
25,287	Argo Group International Holdings Ltd.	946,998
430,000	Artio Global Investors Inc.	6,342,500
10,121	BCB Holdings Ltd.†	11,519
115,000	BKF Capital Group Inc.†	132,250
12,500	Capitol Federal Financial Inc.	148,875
714,410	CNA Surety Corp.†	16,917,229
22,000	Crazy Woman Creek Bancorp Inc.†	244,750
150,000	Discover Financial Services	2,779,500
40,000	Duff & Phelps Corp., Cl. A	674,400
100,000	Epoch Holding Corp.	1,553,000
8,348	Fidelity Southern Corp.†	58,269
190,000	Flushing Financial Corp.	2,660,000
850,000	GAM Holding AG†	14,045,455
35,000	Hudson Valley Holding Corp.	866,600
795,000	Janus Capital Group Inc.	10,311,150
20,000	JPMorgan Chase & Co.	848,400
75,000	KBW Inc.	2,094,000
745,072	KKR & Co. LP	10,580,022
135,000	Legg Mason Inc.	4,896,450
3,000	Leucadia National Corp.	87,540
45,000	Medallion Financial Corp.	369,000
330,000	Nara Bancorp Inc.†	3,240,600
275,000	NewAlliance Bancshares Inc.	4,119,500
250,000	Och-Ziff Capital Management Group LLC, Cl. A	3,895,000
165,000	Oritani Financial Corp.	2,019,600
30,000	PrivateBancorp Inc.	431,400
240,000	Sterling Bancorp.	2,512,800
285,000	SWS Group Inc.	1,439,250
10,000	T. Rowe Price Group Inc.	645,400
11,033	Tree.com Inc.†	104,152
5,500	Value Line Inc.	79,475
465,000	Waddell & Reed Financial Inc., Cl. A	16,409,850
300,000	Wilmington Trust Corp.	1,302,000

		115,955,633

	Food and Beverage — 6.5%
47,000	Boston Beer Co. Inc., Cl. A†	4,469,230
38,100	Brown-Forman Corp., Cl. A	2,648,331
5,000	Brown-Forman Corp., Cl. B	348,100
200,000	Bull-Dog Sauce Co. Ltd.	448,331
3,200,000	China Tontine Wines Group Ltd.	790,449
295,000	Corn Products International Inc.	13,570,000
890,000	Davide Campari — Milano SpA	5,791,963
210,000	Dean Foods Co.†	1,856,400
135,000	Del Monte Foods Co.	2,538,000
380,000	Denny’s Corp.†	1,360,400
1,000	Diamond Foods Inc.	53,180
322,000	Dr Pepper Snapple Group Inc.	11,321,520
2,700,000	Dynasty Fine Wines Group Ltd.	1,493,670
27,000	Farmer Brothers Co.	480,600
300,000	Feihe International Inc.†	3,192,000
250,000	Flowers Foods Inc.	6,727,500
25,000	Green Mountain Coffee Roasters Inc.†	821,500
700,000	Grupo Continental SAB de CV	1,995,142
160,000	ITO EN Ltd.	2,660,426
25,000	J & J Snack Foods Corp.	1,206,000
1,195,000	Kikkoman Corp.	13,393,891
250,000	Lifeway Foods Inc.†	2,387,500
3,000	MEIJI Holdings Co. Ltd.	135,608
See accompanying notes to schedule of investments.

The Gabelli Small Cap Growth Fund
Schedule of Investments (Continued) — December 31, 2010 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS (Continued)
	Food and Beverage (Continued)
70,000	MGP Ingredients Inc.	$772,800
410,000	Morinaga Milk Industry Co. Ltd.	1,737,160
85,000	NISSIN FOODS HOLDINGS CO. LTD.	3,046,557
3,800,000	Parmalat SpA	10,409,846
46,000	Peet’s Coffee & Tea Inc.†	1,920,040
15,000	PepsiCo Inc.	979,950
50,000	Ralcorp Holdings Inc.†	3,250,500
162,000	Rock Field Co. Ltd.	2,544,033
110,000	Smart Balance Inc.†	476,300
176,113	Snyders-Lance Inc.	4,128,089
394,000	The Hain Celestial Group Inc.†	10,661,640
66,000	The J.M. Smucker Co.	4,332,900
700,000	Tingyi (Cayman Islands) Holding Corp.	1,792,147
235,870	Tootsie Roll Industries Inc.	6,833,154
90,000	United Natural Foods Inc.†	3,301,200
4,500	Vina Concha Y Toro SA, ADR	216,000
1,200,000	Vitasoy International Holdings Ltd.	1,000,412
10,000	Willamette Valley Vineyards Inc.†	35,100
150,000	YAKULT HONSHA Co. Ltd.	4,321,345
25,000	Zhongpin Inc.†	510,000

		141,958,914

	Health Care — 5.0%
30,000	Alere Inc.†	1,098,000
50,000	Align Technology Inc.†	977,000
100,000	Allergan Inc.	6,867,000
135,000	AngioDynamics Inc.†	2,074,950
8,000	Anika Therapeutics Inc.†	53,040
324,700	Animal Health International Inc.†	931,889
148,000	ArthroCare Corp.†	4,596,880
15,000	Beckman Coulter Inc.	1,128,450
6,500	Bio-Rad Laboratories Inc., Cl. A†	675,025
50,000	BioLase Technology Inc.†	87,000
20,000	Bruker Corp.†	332,000
3,000	Cantel Medical Corp.	70,200
217,000	Cepheid Inc.†	4,936,750
158,000	Chemed Corp.	10,034,580
66,000	CONMED Corp.†	1,744,380
60,000	Continucare Corp.†	280,800
330,000	Crucell NV, ADR†	10,325,700
370,000	Cutera Inc.†	3,067,300
12,000	Cynosure Inc., Cl. A†	122,760
365,469	Del Global Technologies Corp.†	270,447
96,000	DexCom Inc.†	1,310,400
185,124	Exactech Inc.†	3,484,033
8,000	Gentiva Health Services Inc.†	212,800
11,000	Genzyme Corp.†	783,200
44,000	Henry Schein Inc.†	2,701,160
4,000	Heska Corp.†	19,840
23,000	ICU Medical Inc.†	839,500
290,000	IRIS International Inc.†	2,966,700
36,000	Kinetic Concepts Inc.†	1,507,680
500,000	King Pharmaceuticals Inc.†	7,025,000
42,000	Life Technologies Corp.†	2,331,000
63,000	Matrixx Initiatives Inc.†	532,980
40,000	MWI Veterinary Supply Inc.†	2,526,000
8,000	Neogen Corp.†	328,240
4,000	Nobel Biocare Holding AG	75,422
50,000	Nordion Inc.†	569,500
7,500	NuVasive Inc.†	192,375
100,000	Opko Health Inc.†	367,000
72,000	Orthofix International NV†	2,088,000
45,000	Owens & Minor Inc.	1,324,350
270,000	Pain Therapeutics Inc.†	1,822,500
325,000	Palomar Medical Technologies Inc.†	4,618,250
30,000	PSS World Medical Inc.†	678,000
562,500	Quidel Corp.†	8,128,125
220,002	Rochester Medical Corp.†	2,402,422
255,000	RTI Biologics Inc.†	680,850
960,000	Sorin SpA†	2,206,513
2,300	Straumann Holding AG	526,417
2,000	Stryker Corp.	107,400
2,300	SurModics Inc.†	27,301
14,000	Syneron Medical Ltd.†	142,660
75,000	The Cooper Cos. Inc.	4,225,500
48,000	United-Guardian Inc.	672,000
80,000	Vascular Solutions Inc.†	937,600
80,000	Wright Medical Group Inc.†	1,242,400
18,800	Young Innovations Inc.	601,788

		109,879,057

	Home Furnishings — 0.1%
12,000	Bassett Furniture Industries Inc.†	50,400
48,000	Bed Bath & Beyond Inc.†	2,359,200

		2,409,600

	Hotels and Gaming — 2.5%
70,000	Ante5 Inc.†	117,600
160,000	Boyd Gaming Corp.†	1,696,000
110,000	Canterbury Park Holding Corp.†	1,278,200
105,092	Churchill Downs Inc.	4,560,993
125,000	Dover Downs Gaming & Entertainment Inc.	425,000
275,000	Gaylord Entertainment Co.†	9,883,500
400,000	Genting Singapore plc†	682,589
18,000	Home Inns & Hotels Management Inc.,ADR†	737,280
110,000	Lakes Entertainment Inc.†	313,500
200,000	Las Vegas Sands Corp.†	9,190,000
1,400,000	Mandarin Oriental International Ltd.	2,898,000
165,000	Orient-Express Hotels Ltd., Cl. A†	2,143,350
100,000	Penn National Gaming Inc.†	3,515,000
300,000	Pinnacle Entertainment Inc.†	4,206,000
175,900	Sonesta International Hotels Corp., Cl. A	3,868,921
2,000,000	The Hongkong & Shanghai Hotels Ltd.	3,427,336
See accompanying notes to schedule of investments.

The Gabelli Small Cap Growth Fund
Schedule of Investments (Continued) — December 31, 2010 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS (Continued)
	Hotels and Gaming (Continued)
160,000	The Marcus Corp.	$2,123,200
24,000	Wynn Resorts Ltd.	2,492,160

		53,558,629

	Machinery — 1.5%
35,000	Astec Industries Inc.†	1,134,350
453,000	CNH Global NV†	21,626,220
44,500	Kennametal Inc .	1,755,970
3,000	Nordson Corp.	275,640
65,000	Twin Disc Inc.	1,940,900
135,000	Zebra Technologies Corp., Cl. A†	5,128,650

		31,861,730

	Manufactured Housing and Recreational Vehicles — 0.4%
610,000	All American Group Inc.†	131,150
75,000	Cavco Industries Inc.†	3,501,750
15,000	Drew Industries Inc.	340,800
29,000	Nobility Homes Inc.†	235,190
178,000	Skyline Corp.	4,642,240

		8,851,130

	Metals and Mining — 0.7%
52,003	Barrick Gold Corp.	2,765,520
10,000	Inmet Mining Corp.	777,029
95,000	Ivanhoe Mines Ltd.†	2,177,400
140,000	Kinross Gold Corp.	2,654,400
250,000	Lynas Corp Ltd.†	526,741
101,500	Molycorp Inc.†	5,064,850
2,000	Northwest Pipe Co.†	48,060
52,100	Stillwater Mining Co.†	1,112,335
15,000	Yamana Gold Inc.	192,000

		15,318,335

	Paper and Forest Products — 0.1%
25,000	Schweitzer-Mauduit International Inc.	1,573,000
70,000	Wausau Paper Corp.	602,700

		2,175,700

	Publishing — 1.1%
60,000	Belo Corp., Cl. A†	424,800
50,000	Cambium Learning Group Inc.†	172,000
1,500,000	Il Sole 24 Ore SpA†	2,772,173
12,000	John Wiley & Sons Inc., Cl. B	546,600
1,080,000	Journal Communications Inc., Cl. A†	5,454,000
773,856	Media General Inc., Cl. A†	4,472,888
30,000	Meredith Corp.	1,039,500
260,000	News Corp., Cl. A	3,785,600
165,000	PRIMEDIA Inc.	693,000
400,000	The E.W. Scripps Co., Cl. A†	4,060,000

		23,420,561

	Real Estate — 1.0%
20,150	Capital Properties Inc., Cl. A	201,500
15,000	Capital Properties Inc., Cl. B (b)	150,000
100,046	Cohen & Steers Inc.	2,611,200
200,000	Griffin Land & Nurseries Inc.	6,476,000
10,000	Gyrodyne Co. of America Inc.†	806,050
107,000	Morguard Corp.	5,219,250
255,000	The St. Joe Co.†	5,571,750

		21,035,750

	Retail — 4.6%
96,010	99 Cents Only Stores†	1,530,399
256,000	Aaron’s Inc.†	5,219,840
260,000	AutoNation Inc.†	7,332,000
42,000	Barnes & Noble Inc.	594,300
16,000	Best Buy Co. Inc.	548,640
115,000	Big 5 Sporting Goods Corp.	1,756,050
22,000	Biglari Holdings Inc.†	9,024,620
338,621	Casey’s General Stores Inc.	14,394,779
740,000	Coldwater Creek Inc.†	2,345,800
105,000	Copart Inc.†	3,921,750
70,000	HSN Inc.†	2,144,800
633,000	Ingles Markets Inc., Cl. A	12,153,600
170,000	Macy’s Inc.	4,301,000
46,000	Movado Group Inc.†	742,440
147,000	Nathan’s Famous Inc.†	2,476,950
70,000	Pier 1 Imports Inc.†	735,000
59,074	Regis Corp.	980,628
300,000	Rush Enterprises Inc., Cl. B†	5,394,000
	.
320,000	The Bon-Ton Stores Inc.†	4,051,200
215,000	The Cheesecake Factory Inc.†	6,591,900
100,000	The Great Atlantic & Pacific Tea Co. Inc.†	21,100
200,000	Tractor Supply Co.	9,698,000
33,000	Village Super Market Inc., Cl. A	1,089,000
52,000	Weis Markets Inc	2,097,160
168,000	Wendy’s/Arby’s Group Inc., Cl. A	776,160
183,173	Winn-Dixie Stores Inc.†	1,313,350

		101,234,466

	Specialty Chemicals — 4.8%
55,000	A. Schulman Inc.	1,258,950
27,500	Airgas Inc.	1,717,650
83,000	Albemarle Corp .	4,629,740
35,000	Arch Chemicals Inc.	1,327,550
76,000	Ashland Inc.	3,865,360
5,000	Chemtura Corp.†	79,900
11,000	Cytec Industries Inc.	583,660
2,155,000	Ferro Corp.†	31,549,200
340,000	H.B. Fuller Co.	6,976,800
96,000	Hawkins Inc.	4,262,400
950,000	Huntsman Corp .	14,829,500
85,000	Material Sciences Corp.†	543,150
37,000	NewMarket Corp.	4,564,690
See accompanying notes to schedule of investments.

The Gabelli Small Cap Growth Fund
Schedule of Investments (Continued) — December 31, 2010 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS (Continued)
	Specialty Chemicals (Continued)
355,000	Omnova Solutions Inc.†	$2,967,800
67,000	Penford Corp.†	409,370
13,000	Quaker Chemical Corp.	541,710
100,000	Rockwood Holdings Inc.†	3,912,000
265,000	Sensient Technologies Corp.	9,733,450
577,900	Zep Inc.	11,488,652

		105,241,532

	Telecommunications — 2.0%
50,000	Applied Signal Technology Inc.	1,894,500
30,000	Atlantic Tele-Network Inc.	1,150,200
1,600,000	Cincinnati Bell Inc.†	4,480,000
6,795	Community Service Communications Inc.	7,270
310,000	Fastweb SpA†	7,419,320
110,000	HickoryTech Corp.	1,056,000
128,000	New Ulm Telecom Inc.	691,200
116,000	Rogers Communications Inc., Cl. B	4,017,080
63,000	Shenandoah Telecommunications Co.	1,179,990
1,600,000	Sprint Nextel Corp.†	6,768,000
37,584	Verizon Communications Inc.	1,344,756
830,000	VimpelCom Ltd., ADR	12,483,200
53,000	Winstar Communications Inc.† (b)	53

		42,491,569

	Transportation — 0.8%
430,000	GATX Corp.	15,170,400
2,000	Grupo TMM SA, Cl. A, ADR†	5,100
2,000	Irish Continental Group plc	41,345
130,000	Providence and Worcester Railroad Co.	2,177,500

		17,394,345

	Wireless Communications — 0.1%
25,000	Millicom International Cellular SA	2,390,000

	TOTAL COMMON STOCKS	1,871,714,381

	PREFERRED STOCKS — 0.1%
	Automotive: Parts and Accessories — 0.1%
50,000	Jungheinrich AG Pfd.	1,976,401

	RIGHTS — 0.0%
	Metals and Mining — 0.0%
95,000	Ivanhoe Mines Ltd., expire 01/26/11†	133,000

	WARRANTS — 0.0%
	Automotive: Parts and Accessories — 0.0%
1,213	Exide Technologies, expire 05/05/11† (b)	30
4,531	Federal-Mogul Corp., expire 12/27/14†	1,903

		1,933

	Broadcasting — 0.0%
6,082	Granite Broadcasting Corp., Ser. A, expire 06/04/12† (b)	1
3,430	Granite Broadcasting Corp., Ser. B, expire 06/04/12† (b)	0

		1
	Consumer Services — 0.0%
120,000	SearchMedia Holdings Ltd., expire 11/19/11†	30,000

	Retail — 0.0%
250,189	Talbots Inc., expire 04/06/15†	327,748

	TOTAL WARRANTS	359,682

Principal Amount

	CONVERTIBLE CORPORATE BONDS — 0.0%
	Hotels and Gaming — 0.0%
$400,000	Gaylord Entertainment Co., Cv., 3.750%, 10/01/14 (c)	585,000

	CORPORATE BONDS — 0.0%
	Computer Software and Services — 0.0%
300,000	Exodus Communications Inc., Sub. Deb., 5.250%, 02/15/11† (b)	0

	U.S. GOVERNMENT OBLIGATIONS — 13.9%
303,838,000	U.S. Treasury Bills, 0.065% to 0.210%††, 01/06/11 to 06/30/11	303,769,558

	TOTAL INVESTMENTS — 100.0% (Cost $1,496,892,426)	$2,178,538,022

	Aggregate tax cost	$1,503,037,030

	Gross unrealized appreciation	$748,067,272
	Gross unrealized depreciation	(72,566,280)

	Net unrealized appreciation/depreciation	$675,500,992

(a)	Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.

(b)	Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing valuation of comparable securities and other factors on a regular basis. At December 31, 2010, the market value of fair valued securities amounted to $425,550 or 0.02% of total investments.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the market value of the Rule 144A security amounted to $585,000 or 0.03% of total investments.

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR American Depositary Receipt
See accompanying notes to schedule of investments.

The Gabelli Small Cap Growth Fund (the “Fund”)
Notes to Schedule of Investments (Unaudited)
The Fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).
Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.
Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.
The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

The Gabelli Small Cap Growth Fund
Notes to Schedule of Investments (Continued) (Unaudited)
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2010 is as follows:

	Valuation Inputs
	Level 1	Level 2 Other Significant	Level 3 Significant	Total Market Value
	Quoted Prices	Observable Inputs	Unobservable Inputs	at 12/31/10
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Broadcasting	$13,969,831	—	$0	$13,969,831
Cable	34,660,042	—	0	34,660,042
Consumer Products	49,123,124	$61	—	49,123,185
Entertainment	29,992,089	—	275,466	30,267,555
Real Estate	20,885,750	150,000	—	21,035,750
Telecommunications	41,800,316	691,200	53	42,491,569
Other Industries (a)	1,680,166,449	—	—	1,680,166,449

Total Common Stocks	1,870,597,601	841,261	275,519	1,871,714,381

Preferred Stocks (a)	1,976,401	—	—	1,976,401
Rights (a)	133,000	—	—	133,000
Warrants:
Broadcasting	—	—	1	1
Other Industries (a)	359,681	—	—	359,681

Total Warrants	359,681	—	1	359,682

Convertible Corporate Bonds	—	585,000	—	585,000
Corporate Bonds	—	—	0	0
U.S. Government Obligations	—	303,769,558	—	303,769,558

TOTAL INVESTMENTS IN SECURITIES — ASSETS	$1,873,066,683	$305,195,819	$275,520	$2,178,538,022

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.
The Fund did not have significant transfers between Level 1 and Level 2 during the quarter ended December 31, 2010.

The Gabelli Small Cap Growth Fund
Notes to Schedule of Investments (Continued) (Unaudited)
The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

									Net change
									in unrealized
									appreciation/
									depreciation
									during the
									period on
				Change in					Level 3
	Balance	Accrued	Realized	unrealized	Net	Transfers	Transfers	Balance	investments
	as of	discounts/	gain/	appreciation/	purchases/	into	out of	as of	held at
	9/30/10	(premiums)	(loss)	depreciation	(sales)	Level 3†	Level 3†	12/31/10	12/31/10

INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Broadcasting	$2	$—	$—	$(2)	$—	$—	$—	$0	$(2)
Cable	0	—	—	—	—	—	—	0	—
Entertainment	275,466	—	—	—	—	—	—	275,466	—
Telecommunications	53	—	—	—	—	—	—	53	—

Total Common Stocks	275,521	—	—	(2)	—	—	—	275,519	(2)

Preferred Stocks:
Broadcasting	88	—	121	(88)	(121)	—	—	—	—
Warrants:
Broadcasting	—	—	—	(5)	—	6	—	1	(5)

Corporate Bonds	—	—	—	(1,185)	—	1,185	—	0	(1,185)

TOTAL INVESTMENTS IN SECURITIES	$275,609	$—	$121	$(1,280)	$(121)	$1,191	$—	$275,520	$(1,192)

†	The Fund’s policy is to recognize transfers into and transfer out of Level 3 as of the beginning of the reporting period.
In January 2010, the Financial Accounting Standards Board (“FASB”) issued amended guidance to improve disclosure about fair value measurements which requires additional disclosures about transfers between Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements in the reconciliation of fair value measurements using significant unobservable inputs (Level 3). FASB also clarified existing disclosure requirements relating to the levels of disaggregation of fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2009 and interim periods within those fiscal years. Management has adopted the amended guidance and determined that there was no material impact to the Fund’s financial statements except for additional disclosures made in the notes. Disclosures about purchases, sales, issuances, and settlements in the rollforward of activity in Level 3 fair value measurements are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact of the additional disclosure requirements on the Fund’s financial statements.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade

The Gabelli Small Cap Growth Fund
Notes to Schedule of Investments (Continued) (Unaudited)
date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/loss on investments.
Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.
Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Restricted and Illiquid Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. The Fund held no illiquid securities at December 31, 2010. For the restricted securities the Fund held as of December 31, 2010, refer to the Schedule of Investments.
Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purpose of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Gabelli Small Cap Growth Fund
Notes to Schedule of Investments (Continued) (Unaudited)
The Fund’s derivative contracts held at December 31, 2010, if any, are not accounted for as hedging instruments under GAAP.
     Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. During the period ended December 31, 2010, the Fund held no investments in equity contract for difference swap agreements.
     Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on investments on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.
There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. During the period ended December 31, 2010, the Fund held no investments in futures contracts.
     Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. During the period ended December 31, 2010, the Fund held no investments in forward foreign exchange contracts.

The Gabelli Small Cap Growth Fund
Notes to Schedule of Investments (Continued) (Unaudited)
Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.
At September 30, 2010, the Fund had net capital loss carryforwards for federal income tax purposes of $13,676,652, which are available to reduce future required distributions of net capital gains to shareholders. $1,435,829 of the loss carryforward is available through 2017; $12,240,823 is available through 2018.
Under the current tax law, capital losses related to securities and foreign currency realized after October 31 and prior to the Fund’s fiscal year end may be treated as occurring on the first day of the following year. For the year ended September 30, 2010, the Fund deferred currency losses of $25,535.
Morningstar Rating™ is based on risk-adjusted returns. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with a fund’s three, five, and ten year (if applicable) Morningstar Rating metrics. For funds with at least a three year history, a Morningstar Rating is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. That accounts for variations in a fund’s monthly performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Morningstar Rating is for the AAA Share class only; other classes may have different performance characteristics. Ratings reflect relative performance. Results for certain periods were negative. ©2010 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.

Gabelli/GAMCO Funds and Your Personal Privacy
Who are we?
The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.
What kind of non-public information do we collect about you if you become a shareholder?
If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:
•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•	Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services—like a transfer agent—we will also have information about the transactions that you conduct through them.
What information do we disclose and to whom do we disclose it?
We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.
What do we do to protect your personal information?
We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

Gabelli Equity Series Funds, Inc.
The Gabelli Small Cap Growth Fund
One Corporate Center
Rye, New York 10580-1422
800-GABELLI
800-422-3554
fax: 914-921-5118
website: www.gabelli.com
e-mail: info@gabelli.com
Net Asset Value per share available daily by calling
800-GABELLI after 7:00 P.M.
Board of Directors

Mario J. Gabelli, CFA
Chairman and Chief
Executive Officer
GAMCO Investors, Inc.

Anthony J. Colavita
President
Anthony J. Colavita, P.C.

Vincent D. Enright
Former Senior Vice President
and Chief Financial Officer
KeySpan Corp.

John D. Gabelli
Senior Vice President
Gabelli & Company, Inc.
Robert J. Morrissey
Attorney-at-Law
Morrissey, Hawkins & Lynch

Kuni Nakamura
President
Advanced Polymer, Inc.

Anthony R. Pustorino
Certified Public Accountant,
Professor Emeritus
Pace University

Anthonie C. van Ekris
Chairman
BALMAC International, Inc.

Salvatore J. Zizza
Chairman
Zizza & Co., Ltd.
Officers

Bruce N. Alpert President and Secretary	Agnes Mullady Treasurer
Peter D. Goldstein Chief Compliance Officer
Distributor
Gabelli & Company, Inc.
Custodian, Transfer Agent, and Dividend Agent
State Street Bank and Trust Company
Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
This report is submitted for the general information of the shareholders of The Gabelli Small Cap Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
GAB443Q410SR
«  «  «  «
The Gabelli Small Cap Growth Fund
Morningstar ® rated The Gabelli Small Cap Growth Fund Class AAA Shares 4 stars overall and 4 stars for the three year period, 5 stars for the five year period and 4 stars for the ten year period ended December 31, 2010 among 563, 563, 484, and 279 Small Blend funds, respectively.
FIRST QUARTER REPORT
DECEMBER 31, 2010

The Gabelli Equity Income Fund
First Quarter Report
December 31, 2010
«    «   «    «    «
Morningstar ® rated The Gabelli Equity Income Fund Class AAA Shares 5 stars overall and 4 stars for the three year period and 5 stars for the five and ten year periods ended December 31,
2010 among 1,120, 1,120, 956, and 502 Large Value funds, respectively.
Mario J. Gabelli, CFA
To Our Shareholders,
     During the quarter ended December 31, 2010, the net asset value (“NAV”) per Class AAA Share of The Gabelli Equity Income Fund (the “Fund”) increased 10.2%, while the Standard & Poor’s (“S&P”) 500 Index and the Lipper Equity Income Fund Average rose 10.8% and 9.6%, respectively.
Enclosed is the investment portfolio as of December 31, 2010.
Comparative Results
Average Annual Returns through December 31, 2010 (a)(b) (Unaudited)

							Since
							Inception
	Quarter	1 Year	3 Year	5 Year	10 Year	15 Year	(1/2/92)
Gabelli Equity Income Fund Class AAA	10.21%	16.96%	(0.59)%	4.99%	6.05%	9.14%	10.12%
S&P 500 Index	10.76	15.08	(2.84)	2.29	1.42	6.77	8.12 (f)
Nasdaq Composite Index	12.00	16.91	0.01	3.76	0.71	6.36	8.27
Lipper Equity Income Fund Average	9.62	14.04	(3.01)	2.15	2.86	6.27	7.62
Class A	10.18	16.95	(0.58)	4.99	6.04	9.14	10.11
With sales charge (c)	3.85	10.23	(2.52)	3.75	5.41	8.71	9.77
Class B	9.99	16.02	(1.36)	4.20	5.48	8.76	9.81
With contingent deferred sales charge (d)	4.99	11.02	(2.36)	3.86	5.48	8.76	9.81
Class C	9.99	16.09	(1.35)	4.20	5.50	8.77	9.82
With contingent deferred sales charge (e)	8.99	15.09	(1.35)	4.20	5.50	8.77	9.82
Class I	10.29	17.25	(0.31)	5.16	6.14	9.21	10.17
In the current prospectus, the expense ratios for Class AAA, A, B, C, and I Shares are 1.50%, 1.50%, 2.25%, 2.25%, and 1.25%, respectively. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A, B, and C Shares is 5.75%, 5.00%, and 1.00%, respectively.

(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Performance returns for periods of less than one year are not annualized. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about this and other matters and should be read carefully before investing. The Class AAA Shares’ NAV per share are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares, and Class C Shares on December 31, 2003 and Class I Shares on January 11, 2008. The actual performance for the Class A Shares, Class B Shares, and Class C Shares would have been lower and Class I Shares would have been higher due to differences in expenses associated with these classes of shares. The S&P 500 and Nasdaq composite Index is an unmanaged indicator of stock market performance. The Lipper Equity Income Fund Average includes the 30 largest equity funds tracked by Lipper, Inc. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	The Fund’s fiscal year ends September 30.

(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(d)	Assuming payment of the maximum contingent deferred sales charge (CDSC). The maximum CDSC for Class B Shares is 5% and is reduced to 0% after six years.

(e)	Assuming payment of the maximum CDSC. A CDSC of 1% is imposed on redemptions made within one year of purchase.

(f)	S&P 500 Index since inception performance is as of December 31, 1991.

The Gabelli Equity Income Fund
Schedule of Investments — December 31, 2010 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS — 98.1%
	Aerospace — 3.3%
2,000	Lockheed Martin Corp.	$139,820
10,000	Raytheon Co.	463,400
350,000	Rockwell Automation Inc.	25,098,500
2,000	Rockwell Collins Inc.	116,520
1,400,000	Rolls-Royce Group plc†	13,598,374
89,600,000	Rolls-Royce Group plc., Cl. C†	139,694
265,000	The Boeing Co.	17,293,900

		56,850,208

	Agriculture — 0.8%
99,000	Archer-Daniels-Midland Co.	2,977,920
150,000	Monsanto Co.	10,446,000
12,000	The Mosaic Co.	916,320

		14,340,240

	Automotive — 1.2%
750,000	Ford Motor Co.†	12,592,500
129,000	Navistar International Corp.†	7,470,390

		20,062,890

	Automotive: Parts and Accessories — 1.8%
325,057	Genuine Parts Co.	16,688,426
6,000	Johnson Controls Inc.	229,200
48,000	Modine Manufacturing Co.†	744,000
140,000	O’Reilly Automotive Inc.†	8,458,800
55,100	Tenneco Inc.†	2,267,916
140,000	The Pep Boys — Manny, Moe & Jack	1,880,200

		30,268,542

	Aviation: Parts and Services — 0.3%
65,000	Curtiss-Wright Corp.	2,158,000
76,700	GenCorp Inc.†	396,539
4,500	Precision Castparts Corp.	626,445
21,000	United Technologies Corp.	1,653,120

		4,834,104

	Broadcasting — 0.3%
290,000	CBS Corp., Cl. A, Voting	5,518,700
132	Granite Broadcasting Corp.† (a)	0

		5,518,700

	Business Services — 0.6%
30,000	Automatic Data Processing Inc.	1,388,400
185,000	Diebold Inc.	5,929,250
4,000	Landauer Inc.	239,880
10,000	MasterCard Inc., Cl. A	2,241,100

		9,798,630

	Cable and Satellite — 0.7%
135,000	Cablevision Systems Corp., Cl. A	4,568,400
10,000	DIRECTV, Cl. A†	399,300
155,000	DISH Network Corp., Cl. A†	3,047,300
16,000	EchoStar Corp., Cl. A†	399,520
500	Jupiter Telecommunications Co. Ltd.	525,927
55,000	Scripps Networks Interactive Inc., Cl. A	2,846,250

		11,786,697

	Communications Equipment — 1.0%
250,000	Corning Inc.	4,830,000
542,300	Motorola Inc.†	4,918,661
160,000	Thomas & Betts Corp.†	7,728,000

		17,476,661

	Computer Hardware — 1.6%
188,000	International Business Machines Corp.	27,590,880

	Computer Software and Services — 1.7%
135,000	Fidelity National Information Services Inc.	3,697,650
195,000	McAfee Inc.†	9,030,450
450,000	Microsoft Corp.	12,564,000
250,000	Yahoo! Inc.†	4,157,500

		29,449,600

	Consumer Products — 6.7%
45,000	Altria Group Inc.	1,107,900
185,000	Avon Products Inc.	5,376,100
15,000	Clorox Co.	949,200
14,000	Compagnie Financiere Richemont SA, Cl. A	823,529
900,000	Eastman Kodak Co.†	4,824,000
73,000	Energizer Holdings Inc.†	5,321,700
190,300	Fortune Brands Inc.	11,465,575
5,000	Hanesbrands Inc.†	127,000
170,000	Harman International Industries Inc.†	7,871,000
250,000	Kimberly-Clark Corp.	15,760,000
5,000	National Presto Industries Inc.	650,050
50,000	Philip Morris International Inc.	2,926,500
100,000	Reckitt Benckiser Group plc	5,495,789
1,250,000	Swedish Match AB	36,186,094
210,000	The Procter & Gamble Co.	13,509,300
78,000	Unilever NV — NY Shares, ADR	2,449,200

		114,842,937

	Consumer Services — 0.1%
100,000	Rollins Inc.	1,975,000

	Diversified Industrial — 4.2%
5,000	3M Co.	431,500
4,000	Acuity Brands Inc.	230,680
6,000	Alstom SA	287,119
150,000	Baldor Electric Co.	9,456,000
100,000	Cooper Industries plc	5,829,000
96,000	Crane Co.	3,942,720
1,200,000	General Electric Co.	21,948,000
210,000	Honeywell International Inc.	11,163,600
See accompanying notes to schedule of investments.

2

The Gabelli Equity Income Fund
Schedule of Investments (Continued) — December 31, 2010 (Unaudited)

			Market
Shares			Value
		COMMON STOCKS (Continued)
		Diversified Industrial (Continued)
30,000		ITT Corp.	$1,563,300
10,000		Jardine Matheson Holdings Ltd.	440,000
150,000		Jardine Strategic Holdings Ltd.	4,152,000
413,003		National Patent Development Corp.†	660,805
120,000		Textron Inc.	2,836,800
12,000		Trinity Industries Inc.	319,320
200,000		Tyco International Ltd.	8,288,000

			71,548,844

		Electronics — 1.7%
500,000		Intel Corp.	10,515,000
100,000		L-1 Identity Solutions Inc.†	1,191,000
315,000		LSI Corp.†	1,886,850
315,000		Texas Instruments Inc.	10,237,500
20,000		Thermo Fisher Scientific Inc.†	1,107,200
130,000		Tyco Electronics Ltd.	4,602,000

			29,539,550

		Energy and Utilities: Electric — 0.8%
30,000		American Electric Power Co. Inc.	1,079,400
12,000		DTE Energy Co.	543,840
85,000		El Paso Electric Co.†	2,340,050
159,006		GenOn Energy Inc.†	605,812
1,200,000		GenOn Energy Inc., Escrow† (a)	0
110,000		Great Plains Energy Inc.	2,132,900
75,000		Korea Electric Power Corp., ADR†	1,013,250
150,000		Northeast Utilities	4,782,000
80,000		The AES Corp.†	974,400
13,333		UIL Holdings Corp.	399,457

			13,871,109

		Energy and Utilities: Integrated — 3.4%
50,000		Allegheny Energy Inc.	1,212,000
90,000		BP plc, ADR	3,975,300
50,100		CH Energy Group Inc.	2,449,389
105,000		CONSOL Energy Inc.	5,117,700
90,000		Constellation Energy Group Inc.	2,756,700
110,000		Dominion Resources Inc.	4,699,200
100,000		DPL Inc.	2,571,000
195,000		Duke Energy Corp.	3,472,950
450,000		El Paso Corp.	6,192,000
29,000		ENI SpA	633,223
20,000		Hess Corp.	1,530,800
12,269		Iberdrola SA, ADR	376,045
25,000		Integrys Energy Group Inc.	1,212,750
80,000		NextEra Energy Inc.	4,159,200
80,000		NSTAR	3,375,200
72,000		OGE Energy Corp.	3,278,880
100,000		PNM Resources Inc.	1,302,000
75,000		Progress Energy Inc.	3,261,000
15,000		Progress Energy Inc., CVO†	2,288
7,200		Public Service Enterprise Group Inc.	229,032
30,000		Suncor Energy Inc., New York	1,148,700
21,000		Suncor Energy Inc., Toronto	808,488
50,000		TECO Energy Inc.	890,000
140,000		Westar Energy Inc.	3,522,400

			58,176,245

		Energy and Utilities: Natural Gas — 1.7%
13,000		AGL Resources Inc.	466,050
16,000		Atmos Energy Corp.	499,200
190,000		National Fuel Gas Co.	12,467,800
73,000		ONEOK Inc.	4,049,310
24,000		Piedmont Natural Gas Co. Inc.	671,040
110,000		Southern Union Co.	2,647,700
65,000		Southwest Gas Corp.	2,383,550
200,000		Spectra Energy Corp.	4,998,000

			28,182,650

		Energy and Utilities: Oil — 5.5%
185,000		Anadarko Petroleum Corp.	14,089,600
45,000	(b)	Canadian Oil Sands Trust	1,197,073
190,000		Chevron Corp.	17,337,500
185,000		ConocoPhillips	12,598,500
22,000		Denbury Resources Inc.†	419,980
49,000		Devon Energy Corp.	3,846,990
149,000		Exxon Mobil Corp.	10,894,880
40,000		Marathon Oil Corp.	1,481,200
24,000		Nexen Inc.	550,337
2,000		Niko Resources Ltd.	207,543
100,000		Occidental Petroleum Corp.	9,810,000
8,500		PetroChina Co. Ltd., ADR	1,117,665
112,000		Petroleo Brasileiro SA, ADR	4,238,080
33,000		Repsol YPF SA, ADR	922,020
120,000		Royal Dutch Shell plc, Cl. A, ADR	8,013,600
16,000		SilverBirch Energy Corp.†	114,573
25,000		Statoil ASA, ADR	594,250
100,000		Talisman Energy Inc.	2,219,000
17,518		Total SA, ADR	936,863
44,000		Transocean Ltd.†	3,058,440
40,000		WesternZagros Resources Ltd.†	19,109

			93,667,203

		Energy and Utilities: Services — 2.1%
30,000		ABB Ltd., ADR	673,500
52,000		Cameron International Corp.†	2,637,960
38,178		GDF Suez, Strips	51
355,000		Halliburton Co.	14,494,650
47,000		Oceaneering International Inc.†	3,460,610
40,000		Schlumberger Ltd.	3,340,000
515,000		Weatherford International Ltd.†	11,742,000

			36,348,771

See accompanying notes to schedule of investments.

3

The Gabelli Equity Income Fund
Schedule of Investments (Continued) — December 31, 2010 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS (Continued)
	Energy and Utilities: Water — 0.0%
30,000	Aqua America Inc.	$674,400

	Entertainment — 1.7%
120,000	Grupo Televisa SA, ADR†	3,111,600
38,750	Madison Square Garden Inc., Cl. A†	998,975
126,600	Time Warner Inc.	4,072,722
305,300	Viacom Inc., Cl. A	14,001,058
225,000	Vivendi	6,073,524

		28,257,879

	Environmental Services — 0.3%
145,000	Waste Management Inc.	5,346,150

	Equipment and Supplies — 1.2%
18,000	A.O. Smith Corp.	685,440
24,000	Danaher Corp.	1,132,080
89,000	Flowserve Corp.	10,610,580
6,000	Ingersoll-Rand plc	282,540
1,500	Minerals Technologies Inc.	98,115
60,000	Mueller Industries Inc.	1,962,000
12,000	Parker Hannifin Corp.	1,035,600
90,000	Tenaris SA, ADR	4,408,200

		20,214,555

	Financial Services — 12.3%
6,450	Alleghany Corp.†	1,976,086
235,700	AllianceBernstein Holding LP	5,498,881
330,000	American Express Co.	14,163,600
23,990	Argo Group International Holdings Ltd.	898,426
25,864	Banco Popular Espanol SA	132,719
2,000	Banco Santander Chile, ADR	186,940
160,000	Banco Santander SA, ADR	1,704,000
390,000	Bank of America Corp.	5,202,600
12,156	BNP Paribas	773,385
1,300,000	Citigroup Inc.†	6,149,000
36,000	Commerzbank AG, ADR†	264,960
117,000	Deutsche Bank AG	6,089,850
105,000	Discover Financial Services	1,945,650
90,000	Federal National Mortgage Association†	27,000
102,147	Federated Investors Inc., Cl. B	2,673,187
27,543	Fidelity Southern Corp.†	192,250
270,000	H&R Block Inc.	3,215,700
10,000	Interactive Brokers Group Inc., Cl. A	178,200
160,000	Janus Capital Group Inc.	2,075,200
280,199	JPMorgan Chase & Co.	11,886,042
75,000	Julius Baer Group Ltd.	3,513,369
61,100	Kinnevik Investment AB, Cl. A	1,240,960
18,000	Kinnevik Investment AB, Cl. B	366,656
310,000	Legg Mason Inc.	11,243,700
35,000	Leucadia National Corp.	1,021,300
140,000	Loews Corp.	5,447,400
120,000	M&T Bank Corp.	10,446,000
365,000	Marsh & McLennan Companies Inc.	9,979,100
300,000	Morgan Stanley	8,163,000
153,000	Northern Trust Corp.	8,477,730
80,000	NYSE Euronext	2,398,400
21,000	Och-Ziff Capital Management Group LLC, Cl. A	327,180
40,000	Oritani Financial Corp.	489,600
65,000	PNC Financial Services Group Inc.	3,946,800
1,100,000	Popular Inc.†	3,454,000
500	Raiffeisen International Bank Holding AG	27,394
958	Reinet Investments SCA†	16,642
33,000	Royal Bank of Canada	1,727,880
180,000	SLM Corp.†	2,266,200
155,000	State Street Corp.	7,182,700
180,000	Sterling Bancorp	1,884,600
12,000	SunTrust Banks Inc.	354,120
50,000	T. Rowe Price Group Inc.	3,227,000
200,000	TD Ameritrade Holding Corp.	3,798,000
2,000	The Allstate Corp.	63,760
750,000	The Bank of New York Mellon Corp.	22,650,000
15,000	The Charles Schwab Corp.	256,650
2,000	The Dun & Bradstreet Corp.	164,180
11,000	The Goldman Sachs Group Inc.	1,849,760
38,000	The Student Loan Corp.	1,232,720
36,000	The Travelers Companies Inc.	2,005,560
40,000	Unitrin Inc.	981,600
160,000	Waddell & Reed Financial Inc., Cl. A	5,646,400
480,000	Wells Fargo & Co.	14,875,200
600,000	Wilmington Trust Corp.	2,604,000

		208,563,237

	Food and Beverage — 11.9%
30,000	Anheuser-Busch InBev NV	1,715,821
64,500	Brown-Forman Corp., Cl. A	4,483,395
13,500	Brown-Forman Corp., Cl. B	939,870
145,000	Campbell Soup Co.	5,038,750
40,000	Coca-Cola Amatil Ltd., ADR	893,600
20,000	Coca-Cola Enterprises Inc.	500,600
15,000	Coca-Cola Femsa SAB de CV, ADR	1,236,450
200,000	Constellation Brands Inc., Cl. A†	4,430,000
20,000	Corn Products International Inc.	920,000
136,389	Danone	8,569,763
10,000	Davide Campari — Milano SpA	65,078
285,000	Dean Foods Co.†	2,519,400
30,000	Del Monte Foods Co.	564,000
74,000	Diageo plc, ADR	5,500,420
100,000	Dr Pepper Snapple Group Inc.	3,516,000
50,000	Feihe International Inc.†	532,000
140,000	Fomento Economico Mexicano SAB de CV, ADR	7,828,800
220,000	General Mills Inc.	7,829,800
See accompanying notes to schedule of investments.

4

The Gabelli Equity Income Fund
Schedule of Investments (Continued) — December 31, 2010 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS(Continued)
	Food and Beverage (Continued)
800,000	Grupo Bimbo SAB de CV, Cl. A	$6,830,769
118,000	H. J. Heinz Co.	5,836,280
125,000	Heineken NV	6,128,646
200,000	ITO EN Ltd.	3,325,533
3,000	Kellogg Co.	153,240
1,025,000	Kraft Foods Inc., Cl. A	32,297,750
18,000	McCormick & Co. Inc., Non-Voting	837,540
102,000	Nestlé SA	5,972,727
30,000	Nestlé SA, ADR	1,764,600
105,000	NISSIN FOODS HOLDINGS CO. LTD.	3,763,395
3,900,000	Parmalat SpA	10,683,789
30,053	PepsiCo Inc.	1,963,362
40,507	Pernod-Ricard SA	3,808,577
50,841	Remy Cointreau SA	3,597,385
150,000	Sapporo Holdings Ltd.	679,887
550,000	Sara Lee Corp.	9,630,500
523,000	The Coca-Cola Co.	34,397,710
55,000	The Hershey Co.	2,593,250
70,076	Tootsie Roll Industries Inc.	2,030,102
110,000	Tyson Foods Inc., Cl. A	1,894,200
32,000	Wimm-Bill-Dann Foods OJSC, ADR†	1,055,040
135,000	YAKULT HONSHA Co. Ltd.	3,889,210

		200,217,239

	Health Care — 10.5%
52,000	Abbott Laboratories	2,491,320
25,000	Aetna Inc.	762,750
43,000	Alcon Inc.	7,026,200
155,000	Baxter International Inc.	7,846,100
30,000	Beckman Coulter Inc.	2,256,900
100,000	Becton, Dickinson and Co.	8,452,000
600,000	Boston Scientific Corp. †	4,542,000
510,000	Bristol-Myers Squibb Co.	13,504,800
325,000	Covidien plc	14,839,500
420,000	Eli Lilly & Co.	14,716,800
11,276	GlaxoSmithKline plc, ADR	442,245
22,000	Henry Schein Inc. †	1,350,580
100,000	Hospira Inc. †	5,569,000
319,000	Johnson & Johnson	19,730,150
17,000	Laboratory Corp of America Holdings†	1,494,640
120,000	Mead Johnson Nutrition Co.	7,470,000
24,000	Medco Health Solutions Inc. †	1,470,480
18,000	Medtronic Inc.	667,620
290,000	Merck & Co. Inc.	10,451,600
5,000	Nobel Biocare Holding AG	94,278
160,000	Novartis AG, ADR	9,432,000
41,000	Patterson Companies Inc.	1,255,830
1,225,000	Pfizer Inc.	21,449,750
70,000	St Jude Medical Inc. †	2,992,500
800,000	Tenet Healthcare Corp. †	5,352,000
230,000	UnitedHealth Group Inc.	8,305,300
5,000	Watson Pharmaceuticals Inc. †	258,250
18,000	William Demant Holding A/S†	1,329,497
56,000	Zimmer Holdings Inc. †	3,006,080

		178,560,170

	Hotels and Gaming — 1.6%
130,000	International Game Technology	2,299,700
2,004,352	Ladbrokes plc	3,834,330
255,000	Las Vegas Sands Corp. †	11,717,250
165,000	MGM Resorts International†	2,450,250
80,000	Starwood Hotels & Resorts Worldwide Inc.	4,862,400
15,000	Wynn Resorts Ltd.	1,557,600

		26,721,530

	Machinery — 1.9%
65,000	Bucyrus International Inc.	5,811,000
6,000	Caterpillar Inc.	561,960
319,000	Deere & Co.	26,492,950
10,009	Mueller Water Products Inc., Cl. A	41,737

		32,907,647

	Metals and Mining — 2.3%
570,000	Alcoa Inc.	8,772,300
10,000	Carpenter Technology Corp.	402,400
125,000	Freeport-McMoRan Copper & Gold Inc.	15,011,250
190,000	Newmont Mining Corp.	11,671,700
45,000	Peabody Energy Corp.	2,879,100
2,000	Royal Gold Inc.	109,260
6,615	Teck Resources Ltd., Cl. B	411,084

		39,257,094

	Paper and Forest Products — 0.4%
405,000	Weyerhaeuser Co.	7,666,650

	Publishing — 0.1%
6,016	News Corp., Cl. B	98,783
30,000	The McGraw-Hill Companies Inc.	1,092,300
800	The Washington Post Co., Cl. B	351,600
3,000	Value Line Inc.	43,350

		1,586,033

	Real Estate — 0.0%
10,000	Griffin Land & Nurseries Inc.	323,800

	Real Estate Investment Trusts — 0.0%
6,000	Rayonier Inc.	315,120

	Retail — 6.2%
7,500	AutoZone Inc. †	2,044,425
49,400	Copart Inc. †	1,845,090
225,000	Costco Wholesale Corp.	16,247,250
420,000	CVS Caremark Corp.	14,603,400
80,000	Ingles Markets Inc., Cl. A	1,536,000
510,000	Macy’s Inc.	12,903,000
See accompanying notes to schedule of investments.

5

The Gabelli Equity Income Fund
Schedule of Investments (Continued) — December 31, 2010 (Unaudited)

			Market
Shares			Value
		COMMON STOCKS (Continued)
		Retail (Continued)
200,000		Safeway Inc.	$4,498,000
500		Sears Holdings Corp. †	36,875
220,000		SUPERVALU Inc.	2,118,600
40,000		The Great Atlantic & Pacific Tea Co. Inc. †	8,440
570,000		The Home Depot Inc.	19,984,200
110,000		Tractor Supply Co.	5,333,900
234,000		Wal-Mart Stores Inc.	12,619,620
160,000		Walgreen Co.	6,233,600
10,000		Weis Markets Inc.	403,300
100,000		Whole Foods Market Inc. †	5,059,000

			105,474,700

		Specialty Chemicals — 2.7%
15,000		Airgas Inc.	936,900
44,000		Albemarle Corp.	2,454,320
50,000		Ashland Inc.	2,543,000
90,000		Dionex Corp. †	10,620,900
90,000		E.I. du Pont de Nemours and Co.	4,489,200
260,000		Ferro Corp. †	3,806,400
4,000		FMC Corp.	319,560
52,500		H B Fuller Co.	1,077,300
230,000		International Flavors & Fragrances Inc.	12,785,700
3,500		NewMarket Corp.	431,795
75,000		Omnova Solutions Inc. †	627,000
5,000		Quaker Chemical Corp.	208,350
40,000		Sensient Technologies Corp.	1,469,200
120,000		The Dow Chemical Co.	4,096,800
4,000		Zep Inc.	79,520

			45,945,945

		Telecommunications — 4.3%
380,000		AT&T Inc.	11,164,400
525,000		BCE Inc.	18,616,500
46,000		Belgacom SA	1,544,439
4,495	(b)	Bell Aliant Regional Communications Income Fund	117,495
50,000		BT Group plc	140,942
16,000		BT Group plc, ADR	456,640
15,000		CenturyLink Inc.	692,550
500,000		Cincinnati Bell Inc. †	1,400,000
460,000		Deutsche Telekom AG, ADR	5,888,000
20,000		France Telecom SA, ADR	421,600
30,000		Frontier Communications Corp.	291,900
200,000		Qwest Communications International Inc.	1,522,000
2,000,000		Sprint Nextel Corp. †	8,460,000
9,195		Telefonica SA, ADR	629,122
350,000		Telekom Austria AG	4,920,289
144,500		Telephone & Data Systems Inc.	5,281,475
12,000		TELUS Corp.	548,889
20,000		TELUS Corp., Non-Voting	871,200
285,000		Verizon Communications Inc.	10,197,300

			73,164,741

		Transportation — 0.3%
150,000		GATX Corp.	5,292,000

		Wireless Communications —0.9%
140,000		Cable & Wireless Communications plc	105,928
140,000		Cable & Wireless Worldwide plc	143,405
35,000		Millicom International Cellular SA	3,346,000
2,400		NTT DoCoMo Inc.	4,191,649
70,000		Turkcell Iletisim Hizmetleri A/S, ADR	1,199,100
225,000		Vodafone Group plc, ADR	5,946,750

			14,932,832

		TOTAL COMMON STOCKS	1,671,551,183

		PREFERRED STOCKS — 0.4%
		Automotive — 0.2%
70,000		Ford Motor Co. Capital Trust II, 6.500% Cv. Pfd.	3,630,200

		Communications Equipment — 0.1%
1,100		Lucent Technologies Capital Trust I, 7.750% Cv. Pfd.	974,600

		Energy and Utilities: Integrated — 0.0%
300		El Paso Corp., 4.990% Cv. Pfd.(c)	347,001

		Entertainment — 0.0%
3,000		Metromedia International Group Inc., 7.250% Pfd. †	9,750

		Telecommunications — 0.1%
33,000		Cincinnati Bell Inc., 6.750% Cv. Pfd., Ser B	1,345,410

		TOTAL PREFERRED STOCKS	6,306,961

		WARRANTS — 0.0%
		Broadcasting — 0.0%
330		Granite Broadcasting Corp., Ser A, expire 06/04/12 † (a)	0
330		Granite Broadcasting Corp., Ser B, expire 06/04/12 † (a)	0

		TOTAL WARRANTS	0

Principal
Amount
		CORPORATE BONDS — 0.6%
		Automotive: Parts and Accessories — 0.0%
$800,000		Standard Motor Products Inc., Sub. Deb. Cv., 15.000%, 04/15/11 (a)	808,000

		Broadcasting — 0.0%
200,000		Young Broadcasting Inc., Sub. Deb., 10.000%, 03/01/11† (a)	0

		Computer Hardware — 0.1%
2,000,000		SanDisk Corp., Cv., 1.000%, 05/15/13	1,935,000

See accompanying notes to schedule of investments.

6

The Gabelli Equity Income Fund
Schedule of Investments (Continued) — December 31, 2010 (Unaudited)

Principal		Market
Amount		Value
	CORPORATE BONDS (Continued)
	Diversified Industrial — 0.4%
$6,000,000	Griffon Corp., Sub. Deb. Cv., 4.000%, 01/15/17 (c)	$6,562,500

	Energy and Utilities: Electric — 0.0%
100,000	Texas Competitive Electric Holdings Co. LLC, Ser. B (STEP), 10.250%, 11/01/15	56,500

	Retail — 0.1%
4,400,000	The Great Atlantic & Pacific Tea Co. Inc., Cv., 5.125%, 06/15/11† (a)	1,386,000

	TOTAL CORPORATE BONDS	10,748,000

	U.S. GOVERNMENT OBLIGATIONS — 0.9%
15,120,000	U.S. Treasury Bills, 0.190% to 0.210%††, 05/19/11 to 07/28/11	15,110,921

	TOTAL INVESTMENTS — 100.0% (Cost $1,380,887,170)	$1,703,717,065

	Aggregate tax cost	$1,392,325,016

	Gross unrealized appreciation	$382,107,724
	Gross unrealized depreciation	(70,715,675)

	Net unrealized appreciation/depreciation	$311,392,049

(a)	Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At December 31, 2010, the market value of fair valued securities amounted to $2,194,000 or 0.13% of total investments.

(b)	Denoted in units.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the market value of Rule 144A securities amounted to $6,909,501 or 0.41% of total investments.

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt

Cv	Convertible

CVO	Contingent Value Obligation

OJSC	Open Joint Stock Company

STEP	Step coupon bond. The rate disclosed is that in effect at December 31, 2010.

Strips	Regular coupon payment portion of security traded separately from the principal portion of the bond.
See accompanying notes to schedule of investments.

7

The Gabelli Equity Income Fund (the “Fund”)
Notes to Schedule of Investments (Unaudited)
The Fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).
Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.
Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

8

The Gabelli Equity Income Fund
Notes to Schedule of Investments (Continued) (Unaudited)
The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2010 is as follows:

	Valuation Inputs
	Level 1	Level 2 Other Significant	Level 3 Significant	Total Market Value
	Quoted Prices	Observable Inputs	Unobservable Inputs	at 12/31/10
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Aerospace	$56,710,514	$139,694	—	$56,850,208
Broadcasting	5,518,700	—	$0	5,518,700
Energy and Utilities: Electric	13,871,109	—	0	13,871,109
Energy and Utilities: Integrated	58,173,957	2,288	—	58,176,245
Other Industries (a)	1,537,134,921	—	—	1,537,134,921

Total Common Stocks	1,671,409,201	141,982	0	1,671,551,183

Preferred Stocks (a)	6,306,961	—	—	6,306,961
Warrants (a)	—	—	0	0
Corporate Bonds	—	9,362,000	1,386,000	10,748,000
U.S. Government Obligations	—	15,110,921	—	15,110,921

TOTAL INVESTMENTS IN SECURITIES — ASSETS	$1,677,716,162	$24,614,903	$1,386,000	$1,703,717,065

OTHER FINANCIAL INSTRUMENTS:
ASSETS (Unrealized Appreciation): *
EQUITY CONTRACT:
Contract for Difference Swap Agreement	—	$1,996	—	$1,996

LIABILITIES (Unrealized Depreciation): *	—
EQUITY CONTRACTS:	—
Contract for Difference Swap Agreements	—	(25,936)	—	(25,936)

TOTAL OTHER FINANCIAL INSTRUMENTS	—	$(23,940)	—	$(23,940)

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.

*	Other financial instruments are derivatives not reflected in the SOI, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/depreciation of the instrument.
The Fund did not have significant transfers between Level 1 and Level 2 during the quarter ended December 31, 2010.

9

The Gabelli Equity Income Fund
Notes to Schedule of Investments (Continued) (Unaudited)
The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

									Net change
									in unrealized
									appreciation/
									depreciation
									during the
									period on
				Change in					Level 3
	Balance	Accrued	Realized	unrealized	Net	Transfers	Transfers	Balance	investments
	as of	discounts/	gain/	appreciation/	purchases/	into	out of	as of	held at
	9/30/10	(premiums)	(loss)	depreciation	(sales)	Level 3†	Level 3†	12/31/10	12/31/10

INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Broadcasting	$0	$—	$—	$—	$—	$—	$—	$0	$—
Energy and Utilities: Electric	0	—	—	—	—	—	—	0	—
Publishing	17	—	(268)	251	(0)	—	—	—	251

Total Common Stocks	17	—	(268)	251	(0)	—	—	0	251

Warrants:
Broadcasting	—	—	—	—	—	0	—	0	—

Corporate Bonds	2	—	—	(1,820,502)	—	3,206,500	—	1,386,000	(1,820,502)

TOTAL INVESTMENTS IN SECURITIES	$19	$—	$(268)	$(1,820,251)	$(0)	$3,206,500	$—	$1,386,000	$(1,820,251)

†	The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the beginning of the reporting period.
In January 2010, the Financial Accounting Standards Board (“FASB”) issued amended guidance to improve disclosure about fair value measurements which requires additional disclosures about transfers between Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements in the reconciliation of fair value measurements using significant unobservable inputs (Level 3). FASB also clarified existing disclosure requirements relating to the levels of disaggregation of fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2009 and interim periods within those fiscal years. Management has adopted the amended guidance and determined that there was no material impact to the Fund’s financial statements except for additional disclosures made in the notes. Disclosures about purchases, sales, issuances, and settlements in the rollforward of activity in Level 3 fair value measurements are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact of the additional disclosure requirements on the Fund’s financial statements.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/loss on investments.

10

The Gabelli Equity Income Fund
Notes to Schedule of Investments (Continued) (Unaudited)
Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.
Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Restricted and Illiquid Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. The Fund held no illiquid securities at December 31, 2010. For the restricted securities the Fund held as of December 31, 2010, refer to the Schedule of Investments.
Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.
The Fund’s derivative contracts held at December 31, 2010, if any, are not accounted for as hedging instruments under GAAP.
     Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In

11

The Gabelli Equity Income Fund
Notes to Schedule of Investments (Continued) (Unaudited)
an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.
The Fund has entered into equity contract for difference swap agreements with The Goldman Sachs Group, Inc. Details of the swaps at December 31, 2010 are as follows:

				Net Unrealized
Notional	Equity Security	Interest Rate/	Termination	Appreciation/
Amount	Received	Equity Security Paid	Date	Depreciation
	Market Value	One month LIBOR plus 90 bps plus
	Appreciation on:	Market Value Depreciation on:
$301,082 (140,000 Shares)	Rank Group plc	Rank Group plc	6/27/11	$(25,372)
194,702 (20,000 Shares)	Rolls-Royce Group plc	Rolls-Royce Group plc	6/27/11	(564)
— (1,280,000 Shares)	Rolls-Royce Group plc, Cl. C	Rolls-Royce Group plc, Cl. C	6/27/11	1,996

				$(23,940)

The Fund’s volume of activity in equity contract for difference swap agreements during the period ended December 31, 2010 had an average monthly notional amount of approximately $480,996.
     Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.
There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. During the period ended December 31, 2010, the Fund held no investments in futures contracts.
     Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

12

The Gabelli Equity Income Fund
Notes to Schedule of Investments (Continued) (Unaudited)
The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. During the period ended December 31, 2010, the Fund held no investments in forward foreign exchange contracts.
The following table summarizes the net unrealized appreciation/depreciation of derivatives held at December 31, 2010 by primary risk exposure:

Net Unrealized
Appreciation/Depreciation
Asset Derivatives:	at December 31, 2010

Equity Contract	$1,996
Liability Derivatives:

Equity Contracts	$(25,936)
Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.
At September 30, 2010, the Fund had a net capital loss carryforward for federal income tax purposes of $74,164,504, which are available to reduce future required distributions of net capital gains to shareholders. $1,899,612 of the loss carryforward is available through 2017; $72,264,892 is available through 2018.
Under the current tax law, capital losses related to securities and foreign currency realized after October 31 and prior to the Fund’s fiscal year end may be treated as occurring on the first day of the following year. For the year ended September 30, 2010, the Fund deferred capital losses of $14,442,132 and currency losses of $70,087.
Morningstar Rating™ is based on risk-adjusted returns. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with a fund’s three, five, and ten year (if applicable) Morningstar Rating metrics. For funds with at least a three year history, a Morningstar Rating is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. That accounts for variations in a fund’s monthly performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Morningstar Rating is for the AAA Share class only; other classes may have different performance characteristics. Ratings reflect relative performance. Results for certain periods were negative. ©2010 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.

13

Gabelli/GAMCO Funds and Your Personal Privacy
Who are we?
The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.
What kind of non-public information do we collect about you if you become a shareholder?
If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:
•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•	Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services—like a transfer agent—we will also have information about the transactions that you conduct through them.
What information do we disclose and to whom do we disclose it?
We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.
What do we do to protect your personal information?
We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

GABELLI FAMILY OF FUNDS
VALUE
Gabelli Asset Fund
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund’s primary objective is growth of capital. (Multiclass)
Team Managed
Gabelli Blue Chip Value Fund
Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund’s objective is to identify a catalyst or sequence of events that will return the company to a higher value. (Multiclass)
Portfolio Manager: Barbara G. Marcin, CFA
GAMCO Westwood Equity Fund
Seeks to invest primarily in the common stock of well seasoned companies that have recently reported positive earnings surprises and are trading below Westwood’s proprietary growth rate estimates. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Susan M. Byrne
FOCUSED VALUE
Gabelli Value Fund
Seeks to invest in securities of companies believed to be undervalued. The Fund’s primary objective is long- term capital appreciation. (Multiclass)
Team Managed
SMALL CAP VALUE
Gabelli Small Cap Fund
Seeks to invest primarily in common stock of smaller companies (market capitalizations at the time of investment of $2 billion or less) believed to have rapid revenue and earnings growth potential. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
GAMCO Westwood SmallCap Equity Fund
Seeks to invest primarily in smaller capitalization equity securities — market caps of $2.5 billion or less. The Fund’s primary objective is long-term capital appreciation. (Multiclass)
Portfolio Manager: Nicholas F. Galluccio
Gabelli Woodland Small Cap Value Fund
Seeks to invest primarily in the common stocks of smaller companies (market capitalizations generally less than $3.0 billion) believed to be undervalued with shareholder oriented management teams that are employing strategies to grow the company’s value. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Elizabeth M. Lilly, CFA
GROWTH
GAMCO Growth Fund
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Howard F. Ward, CFA
GAMCO International Growth Fund
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (Multiclass)
Portfolio Manager: Caesar Bryan
AGGRESSIVE GROWTH
GAMCO Global Growth Fund
Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world’s marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund’s primary objective is capital appreciation. (Multiclass)
Team Managed
MICRO-CAP
GAMCO Westwood Mighty MitesSM Fund
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund’s primary objective is long-term capital appreciation. (Multiclass)
Team Managed
EQUITY INCOME
Gabelli Equity Income Fund
Seeks to invest primarily in equity securities with above average market yields. The Fund pays monthly dividends and seeks a high level of total return with an emphasis on income. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
GAMCO Westwood Balanced Fund
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund’s primary objective is both capital appreciation and current income. (Multiclass)
Co-Portfolio Managers: Susan M. Byrne
Mark R. Freeman, CFA
GAMCO Westwood Income Fund
Seeks to provide a high level of current income as well as long-term capital appreciation by investing in income producing equity and fixed income securities. (Multiclass)
Portfolio Manager: Barbara G. Marcin, CFA
SPECIALTY EQUITY
GAMCO Vertumnus Fund (formerly GAMCO Global Convertible Securities Fund)
Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund’s primary objective is total return through a combination of current income and capital appreciation. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
GAMCO Global Opportunity Fund
Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund’s primary objective is capital appreciation. (Multiclass)
Team Managed
Gabelli SRI Green Fund
Seeks to invest in common and preferred stocks meeting guidelines for social responsibility (avoiding defense contractors and manufacturers of alcohol, abortifacients, gaming, and tobacco products) and sustainability (companies engaged in climate change, energy security and independence, natural resource shortages, organic living, and urbanization). The Fund’s primary objective is capital appreciation. (Multiclass)
Co-Portfolio Managers: Christopher C. Desmarais
John M. Segrich, CFA
SECTOR
GAMCO Global Telecommunications Fund
Seeks to invest in telecommunications companies throughout the world — targeting undervalued companies with strong earnings and cash flow dynamics. The Fund’s primary objective is capital appreciation. (Multiclass)
Team Managed
GAMCO Gold Fund
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund’s objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of worldwide economic, financial, and political factors. (Multiclass)
Portfolio Manager: Caesar Bryan
Gabelli Utilities Fund
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
MERGER AND ARBITRAGE
Gabelli ABC Fund
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund’s primary objective is total return in various market conditions without excessive risk of capital loss. (No-load)
Portfolio Manager: Mario J. Gabelli, CFA
Gabelli Enterprise Mergers and Acquisitions Fund
Seeks to invest in securities believed to be likely acquisition targets within 12—18 months or in arbitrage transactions of publicly announced mergers or other corporate reorganizations. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
CONTRARIAN
GAMCO Mathers Fund
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (No-load)
Portfolio Manager: Henry Van der Eb, CFA
Comstock Capital Value Fund
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective. (Multiclass)
Portfolio Managers: Charles L. Minter Martin Weiner, CFA
FIXED INCOME
GAMCO Westwood Intermediate Bond Fund
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund’s primary objective is total return. (Multiclass)
Portfolio Manager: Mark R. Freeman, CFA
CASH MANAGEMENT-MONEY MARKET
Gabelli U.S. Treasury Money Market Fund
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund’s primary objective is to provide high current income consistent with the preservation of principal and liquidity. (No-load)
Co-Portfolio Managers: Judith A. Raneri
Ronald S. Eaker
An investment in the above Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
The Funds may invest in foreign securities which involve risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks.
To receive a prospectus, call 800-GABELLI (422-3554). Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund before investing. The prospectus contains more information about this and other matters and should be read carefully before investing.

Gabelli Equity Series Funds, Inc.
The Gabelli Equity Income Fund
One Corporate Center
Rye, New York 10580-1422
800-GABELLI
800-422-3554
fax: 914-921-5118
website: www.gabelli.com
e-mail: info@gabelli.com
Net Asset Value per share available daily by calling
800-GABELLI after 7:00 P.M.
Board of Directors

Mario J. Gabelli, CFA Chairman and Chief Executive Officer GAMCO Investors, Inc.	Robert J. Morrissey Attorney-at-Law Morrissey, Hawkins & Lynch
Anthony J. Colavita President Anthony J. Colavita, P.C.	Kuni Nakamura President Advanced Polymer, Inc.
Vincent D. Enright Former Senior Vice President	Anthony R. Pustorino Certified Public Accountant, Professor Emeritus
and Chief Financial Officer KeySpan Corp.	Pace University
John D. Gabelli Senior Vice President Gabelli & Company, Inc.	Anthonie C. van Ekris Chairman BALMAC International, Inc.
Salvatore J. Zizza Chairman Zizza & Co., Ltd.
Officers

Bruce N. Alpert President and Secretary	Agnes Mullady Treasurer
Peter D. Goldstein
Chief Compliance Officer
Distributor
Gabelli & Company, Inc.
Custodian, Transfer Agent, and Dividend Agent
State Street Bank and Trust Company
Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
This report is submitted for the general information of the shareholders of The Gabelli Equity Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
GAB444Q410SR
«    «    «    «    «
The Gabelli Equity Income Fund
Morningstar® rated The Gabelli Equity Income Fund Class AAA Shares 5 stars overall and 4 stars for the three year period and 5 stars for the five and ten year periods ended
December 31, 2010 among 1,120, 1,120, 956, and 502 Large Value funds, respectively.
FIRST QUARTER REPORT
DECEMBER 31, 2010

The Gabelli Woodland Small Cap Value Fund
First Quarter Report
December 31, 2010
Elizabeth M. Lilly, CFA
To Our Shareholders,
     During the quarter ended December 31, 2010, the net asset value (“NAV”) per Class AAA Share of The Gabelli Woodland Small Cap Value Fund (the “Fund”) increased 15.6% while the Russell 2000 Index rose 16.3%.
     Enclosed is the investment portfolio as of December 31, 2010.
Comparative Results
Average Annual Returns through December 31, 2010 (a)(b) (Unaudited)

						Since
		Six				Inception
	Quarter	Months	1 Year	3 Year	5 Year	(12/31/02)
Gabelli Woodland Small Cap Value Fund Class AAA	15.58%	33.03%	27.44%	2.66%	4.39%	8.49%
Russell 2000 Index	16.25	29.38	26.85	2.22	4.47	10.77
Class A	15.68	33.16	27.45	2.67	4.45	8.54
With sales charge (c)	9.03	25.51	20.12	0.61	3.19	7.72
Class C	15.37	32.55	26.45	1.89	3.64	7.75
With contingent deferred sales charge (d)	14.37	31.55	25.45	1.89	3.64	7.75
Class I	15.70	33.21	27.64	2.92	4.55	8.59
In the current prospectus, the gross expense ratios for Class AAA, A, C, and I Shares are 3.34%, 3.34%, 4.09%, and 3.09%, respectively. The net expense ratios after contractual reimbursements by Gabelli Funds, LLC (the “Adviser”) in place through January 31, 2011 are 2.01%, 2.01%, 2.76%, and 1.76%, respectively. The maximum sales charge for Class A and C Shares is 5.75% and 1.00%, respectively. Class AAA and Class I Shares do not have a sales charge.

(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Performance returns for periods of less than one year are not annualized. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about this and other matters and should be read carefully before investing. The Class AAA Shares NAVs per share are used to calculate performance for the periods prior to the issuance of Class I Shares on January 11, 2008. The actual performance of Class I Shares would have been higher due to lower expenses associated with this class of shares. Investing in small capitalization securities involves special challenges because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities. The Russell 2000 Index is an unmanaged indicator of stock market performance. Dividends are considered reinvested. You cannot directly invest in an index.
(b)	The Fund’s fiscal year ends September 30.
(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(d)	Assuming payment of the maximum CDSC. A CDSC of 1% is imposed on redemptions made within one year of purchase.
We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.

The Gabelli Woodland Small Cap Value Fund
Schedule of Investments — December 31, 2010 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS — 100.0%
	Aerospace — 3.1%
2,700	Herley Industries Inc.†	$46,764
3,420	Kaman Corp.	99,419
3,200	Spirit Aerosystems Holdings Inc., Cl. A†	66,592

		212,775

	Automotive: Parts and Accessories — 0.5%
1,800	Federal-Mogul Corp.†	37,170

	Business Services — 11.9%
8,500	ACCO Brands Corp.†	72,420
1,758	Ascent Media Corp., Cl. A†	68,140
4,390	Deluxe Corp.	101,058
8,150	Edgewater Technology Inc.†	19,152
2,700	G & K Services Inc., Cl. A	83,457
4,000	Intermec Inc.†	50,640
3,000	Liquidity Services Inc.†	42,150
4,300	Macquarie Infrastructure Co. LLC†	91,031
12,800	PRGX Global Inc.†	81,024
10,000	S1 Corp.†	69,000
4,333	Safeguard Scientifics Inc.†	74,008
2,520	The Brink’s Co.	67,737

		819,817

	Commercial Services — 0.9%
23,000	Odyssey Marine Exploration Inc.†	63,940

	Computer Software and Services — 11.9%
5,500	Dynamics Research Corp.†	73,700
2,800	Fair Isaac Corp.	65,436
8,410	Lawson Software Inc.†	77,793
5,500	Mercury Computer Systems Inc.†	101,090
1,000	MICROS Systems Inc.†	43,860
1,740	MTS Systems Corp.	65,180
6,000	Rimage Corp.†	89,460
5,800	Schawk Inc.	119,364
17,700	Tier Technologies Inc.†	106,023
8,800	TransAct Technologies Inc.†	82,456

		824,362

	Consumer Products — 3.4%
2,270	Alberto-Culver Co.	84,081
1,085	Church & Dwight Co. Inc.	74,887
8,600	Kid Brands Inc.†	73,530

		232,498

	Consumer Services — 2.1%
3,100	CPI Corp.	69,905
1,600	Steiner Leisure Ltd.†	74,720

		144,625

	Diversified Industrial — 13.7%
2,400	AEP Industries Inc.†	62,280
4,000	Albany International Corp., Cl. A	94,760
1,850	EnPro Industries Inc.†	76,886
20,000	Graphic Packaging Holding Co.†	77,800
5,957	Griffon Corp.†	75,892
3,300	Harsco Corp.	93,456
2,200	L.B. Foster Co., Cl. A†	90,068
2,300	OSI Systems Inc.†	83,628
1,000	Raven Industries Inc.	47,690
1,600	Texas Industries Inc.	73,248
6,000	Vishay Intertechnology Inc.†	88,080
4,271	Vishay Precision Group Inc.†	80,466

		944,254

	Electronics — 1.2%
15,040	Pulse Electronics Corp.	80,013

	Energy and Utilities — 2.2%
3,000	Northern Oil and Gas Inc.†	81,630
2,170	PICO Holdings Inc.†	69,006

		150,636

	Entertainment — 1.1%
6,500	Take-Two Interactive Software Inc.†	79,560

	Equipment and Supplies — 6.3%
3,200	Actuant Corp., Cl. A	85,184
8,200	Gerber Scientific Inc.†	64,534
3,350	GrafTech International Ltd.†	66,464
2,650	Mine Safety Appliances Co.	82,495
1,930	Powell Industries Inc.†	63,458
1,200	The Toro Co.	73,968

		436,103

	Financial Services — 4.3%
1,400	Cash America International Inc.	51,702
4,500	Investment Technology Group Inc.†	73,665
6,700	NewAlliance Bancshares Inc.	100,366
4,600	TCF Financial Corp.	68,126

		293,859

	Food and Beverage — 2.6%
5,000	Constellation Brands Inc., Cl. A†	110,750
1,100	The J.M. Smucker Co.	72,215

		182,965

	Health Care — 8.5%
6,200	AtriCure Inc.†	63,488
1,050	Beckman Coulter Inc.	78,991
1,300	Chemed Corp.	82,563
60,300	Hooper Holmes Inc.†	42,512
3,000	IRIS International Inc.†	30,690
8,740	Rochester Medical Corp.†	95,441
1,000	Techne Corp.	65,670
3,500	Transcend Services Inc.†	68,565
1,480	West Pharmaceutical Services Inc.	60,976

		588,896

See accompanying notes to schedule of investments.

2

The Gabelli Woodland Small Cap Value Fund
Schedule of Investments (Continued) — December 31, 2010 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS (Continued)
	Hotels and Gaming — 2.2%
2,520	Gaylord Entertainment Co.†	$90,569
4,400	Pinnacle Entertainment Inc.†	61,688

		152,257

	Machinery — 5.4%
5,664	Key Technology Inc.†	96,345
2,730	Robbins & Myers Inc.	97,679
5,000	TriMas Corp.†	102,300
900	Valmont Industries Inc.	79,857

		376,181

	Publishing — 2.6%
14,000	Journal Communications Inc., Cl. A†	70,700
3,700	Scholastic Corp.	109,298

		179,998

	Restaurants — 2.3%
1,440	DineEquity Inc.†	71,107
8,000	Famous Dave’s of America Inc.†	89,200

		160,307

	Retail — 2.7%
2,000	J. Crew Group Inc.†	86,280
3,900	Penske Automotive Group Inc.†	67,938
1,800	Regis Corp.	29,880

		184,098

	Specialty Chemicals — 5.0%
4,000	A. Schulman Inc.	91,560
660	FMC Corp.	52,727
2,850	H.B. Fuller Co.	58,482
6,000	PolyOne Corp.†	74,940
1,700	Quaker Chemical Corp.	70,839

		348,548

	Telecommunications — 4.8%
1,400	Atlantic Tele-Network Inc.	53,676
2,100	CommScope Inc.†	65,562
7,400	HickoryTech Corp.	71,040
2,400	j2 Global Communications Inc.†	69,480
5,000	Neutral Tandem Inc.†	72,200

		331,958

	Transportation — 1.3%
11,000	Air Transport Services Group Inc.†	86,900

	TOTAL COMMON STOCKS	6,911,720

Market
Value
TOTAL INVESTMENTS — 100.0%
(Cost $5,370,186)	$6,911,720

Aggregate tax cost	$5,385,239

Gross unrealized appreciation	$1,779,227
Gross unrealized depreciation	(252,746)

Net unrealized appreciation/depreciation	$1,526,481

†	Non-income producing security.
See accompanying notes to schedule of investments.

3

The Gabelli Woodland Small Cap Value Fund (the “Fund”)
Notes to Schedule of Investments (Unaudited)
The Fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined the Gabelli Funds, LLC, the Adviser.
Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.
Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.
The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

4

The Gabelli Woodland Small Cap Value Fund
Notes to Schedule of Investments (Continued) (Unaudited)
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2010 is as follows:

Investments in
Securities
(Market Value)
Valuation Inputs	Assets
Level 1 — Quoted Prices*	$6,911,720

*	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.
The Fund did not have significant transfers between Level 1 and Level 2 during the quarter ended December 31, 2010.
There were no Level 2 or Level 3 investments held at December 31, 2010 or September 30, 2010.
In January 2010, the Financial Accounting Standards Board (“FASB”) issued amended guidance to improve disclosure about fair value measurements which requires additional disclosures about transfers between Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements in the reconciliation of fair value measurements using significant unobservable inputs (Level 3). FASB also clarified existing disclosure requirements relating to the levels of disaggregation of fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2009 and interim periods within those fiscal years. Management has adopted the amended guidance and determined that there was no material impact to the Fund’s financial statements except for additional disclosures made in the notes. Disclosures about purchases, sales, issuances, and settlements in the rollforward of activity in Level 3 fair value measurements are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact of the additional disclosure requirements on the Fund’s financial statements.
Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.
Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

5

The Gabelli Woodland Small Cap Value Fund
Notes to Schedule of Investments (Continued) (Unaudited)
Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.
At September 30, 2010, the Fund had net capital loss carryforwards for federal income tax purposes of $874,666, which are available to reduce future required distributions of net capital gains to shareholders. $279,714 of the loss carryforward is available through 2017; $594,952 is available through 2018.

6

Gabelli/GAMCO Funds and Your Personal Privacy
Who are we?
The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.
What kind of non-public information do we collect about you if you become a shareholder?
If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:
•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•	Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services—like a transfer agent—we will also have information about the transactions that you conduct through them.
What information do we disclose and to whom do we disclose it?
We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.
What do we do to protect your personal information?
We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

Gabelli Equity Series Funds, Inc.
The Gabelli Woodland Small Cap Value Fund
One Corporate Center
Rye, New York 10580-1422
800-GABELLI
800-422-3554
fax: 914-921-5118
website: www.gabelli.com
e-mail: info@gabelli.com
Net Asset Value per share available daily by calling
800-GABELLI after 7:00 P.M.
Board of Directors

Mario J. Gabelli, CFA	Robert J. Morrissey
Chairman and Chief	Attorney-at-Law
Executive Officer	Morrissey, Hawkins & Lynch
GAMCO Investors, Inc.

Anthony J. Colavita	Kuni Nakamura
President	President
Anthony J. Colavita, P.C.	Advanced Polymer, Inc.

Vincent D. Enright	Anthony R. Pustorino
Former Senior Vice President	Certified Public Accountant,
and Chief Financial Officer	Professor Emeritus
KeySpan Corp.	Pace University

John D. Gabelli	Anthonie C. van Ekris
Senior Vice President	Chairman
Gabelli & Company, Inc.	BALMAC International, Inc.

Salvatore J. Zizza
Chairman
Zizza & Co., Ltd.

Officers
Bruce N. Alpert	Agnes Mullady
President and Secretary	Treasurer
Peter D. Goldstein
Chief Compliance Officer
Distributor
Gabelli & Company, Inc.
Custodian, Transfer Agent, and Dividend Agent
State Street Bank and Trust Company
Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
This report is submitted for the general information of the shareholders of The Gabelli Woodland Small Cap Value Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
GAB840Q410SR
The Gabelli Woodland Small Cap Value Fund
FIRST QUARTER REPORT
DECEMBER 31, 2010

Item 2. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 3. Exhibits.
Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Gabelli Equity Series Funds, Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert Bruce N. Alpert, Principal Executive Officer

Date 2/28/11
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert Bruce N. Alpert, Principal Executive Officer

Date 2/28/11

By (Signature and Title)*	/s/ Agnes Mullady Agnes Mullady, Principal Financial Officer and Treasurer

Date 2/28/11

*	Print the name and title of each signing officer under his or her signature.